UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Wells Fargo Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

October 31, 2017

Wells Fargo Multi-Sector Income Fund (ERC)

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The views expressed and any forward-looking statements are as of October 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Multi-Sector Income Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Multi-Sector Income Fund for the 12-month period that ended October 31, 2017. Global stocks generally delivered double-digit results; bond markets had smaller but positive results as well. U.S. and international stocks performed similarly overall with returns of 23.63% and 23.64%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.90% and the Bloomberg Barclays Municipal Bond Index4 returned 2.19% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During the last two months of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory in November, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range of 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s amended rule for money market funds, which included the possibility of liquidity fees and redemption gates and, for institutional prime and municipal money market funds, floating net asset values (NAVs). Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Financial markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. In the U.S., hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range of 0.75% to 1.00%. With the Fed’s target interest-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Multi-Sector Income Fund	3

economic growth and recent weakening of the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, Fed officials raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it planned to start selling bonds that accumulated on its balance sheet during quantitative easing programs conducted since 2008.

As global growth improved in the third quarter of 2017, financial markets generally advanced.

Most stock markets worldwide moved higher during the quarter and ended the period at or near all-time highs. Moderate acceleration in global economic growth was supported by improving corporate earnings, low inflation pressure, and still-low interest rates. Corporate earnings reports were favorable overall as companies continued to benefit from healthy operating leverage. Global commodity prices climbed during the quarter. Oil prices rebounded, partly due to a better balance between supply and demand. While North Korea’s recent missile launches and nuclear testing raised serious concerns around the world, the heightened geopolitical risk had relatively minimal impact on the quarter’s stock returns. In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate, and consumers displayed more willingness to spend. Meanwhile, the Fed maintained the target range for the federal funds rate at 1.00% to 1.25%, noting that inflation had remained below the Fed’s 2.00% objective. Reflecting continued confidence in the U.S. economy, the Fed also stated the possibility of one more 0.25% increase in the federal funds rate by the end of 2017 and announced plans to begin the process of unwinding its $4.5 trillion portfolio of bonds and other assets in October. Outside the U.S., stocks in the Asia Pacific region benefited from solid earnings reports and investors’ willingness to take on risk despite the rising tensions between North Korea and the U.S. In Europe, markets were supported by better-than-expected economic growth, which has led to narrowing of the gap between Europe’s growth rate and that of the U.S. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. Also, commodity prices were on an upward trajectory, which benefited many companies that rely on natural resources for exports.

Positive economic and market news continued into October.

October proved to be a strong month for U.S. stocks. The S&P 500 Index delivered 11 record closes amid rising consumer confidence and signs the economy was continuing to gain momentum, including news in late October that economic output was estimated to have grown at a 3.0% annual rate in the third quarter. At its October meeting, the Fed, in a unanimous vote, left short-term interest rates unchanged but signaled it could make another rate increase before the end of 2017 if the economy remains on track. The Fed also began the process of unwinding its quantitative easing program. Outside the U.S., international stocks generally delivered positive results in October as global economic growth continued to strengthen.

4	Wells Fargo Multi-Sector Income Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Notice to shareholders

On November 23, 2016, the Fund announced the commencement of a managed distribution plan, which began with the monthly distribution declared in January 2017, that provides for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 9% based on the Fund’s average monthly NAV per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

On November 10, 2017, the Fund announced the reinstatement of its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2018 and ending on December 31, 2018. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Multi-Sector Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income consistent with limiting its overall exposure to domestic interest rate risk.

Strategy summary

The Fund allocates its assets between three separate investment strategies, or sleeves. Under normal market conditions, the Fund will allocate approximately 30%-70% of its total assets to a sleeve consisting of non-investment-grade (high yield) corporate debt, including floating-rate high yield bank loan securities; approximately 10%-40% to a sleeve of foreign debt securities, including emerging market debt; and approximately 10%-30% to a sleeve of adjustable-rate and fixed-rate mortgage-backed securities, and investment-grade corporate bonds.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

First International Advisors, LLC

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA®

Michael Lee

Niklas Nordenfelt, CFA®

Tony Norris

Alex Perrin

Phillip Susser

Christopher Wightman

Peter Wilson

Noah Wise

Average annual total returns (%) as of October 31, 20171

	1 year	5 year	10 year
Based on market value	13.07	4.07	7.89
Based on net asset value (NAV) per share	9.39	5.42	7.33
Multi-Sector Income Blended Index[2]	6.76	3.81	5.65

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s expense ratio for the year ended October 31, 2017, was 1.68% which includes 0.61% of interest expense.

Comparison of NAV vs. market value[3]

The Fund is leveraged through a revolving credit facility. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market value of common shares. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Derivatives involve additional risks, including interest-rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The Fund is exposed to mortgage- and asset-backed securities risk. This closed-end fund is no longer available as an initial public offering and is only offered through broker/dealers on the secondary market.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Multi-Sector Income Fund	7

MANAGERS’ DISCUSSION

The Fund’s return based on market value was 13.07% for the 12-month period that ended October 31, 2017. During the same period, the Fund’s return based on its net asset value (NAV) was 9.39%. Based on its NAV return, the Fund outperformed the Multi-Sector Income Blended Index, which returned 6.76%.

Overview

Looking back, there was a stark difference between late 2016 and year-to-date 2017. Bond markets were weak and volatile at the end of 2016 amid investor expectations for progrowth, higher-inflation fiscal policies. The U.S. dollar traded strongly into year-end 2016 but subsequently lost ground in 2017. Bond yields, particularly on longer-dated debt, peaked in early 2017 and then trended lower. Smaller and emerging markets—both bonds and currencies—were strong performers during the first 10 months of 2017 after faring poorly in late 2016.

During the reporting period, U.S. investment-grade corporate bonds outperformed comparable-duration U.S. Treasuries in all but two months. BBB-rated bonds in particular performed well. Within securitized sectors, both nonagency commercial mortgage-backed securities (CMBS) and residential mortgage-backed securities (RMBS) had positive results, with lower-rated segments posting the strongest results.

The Fund seeks a high level of current income consistent with limiting its overall exposure to interest-rate risk. The Fund’s main investments include three principal fixed-income sectors: mortgage/corporate bonds, high-yield bonds, and international/emerging markets bonds.

Ten largest holdings (%) as of October 31, 2017[4]
Mexico, 8.00%, 11-07-2047	2.38
Malaysia, 4.23%, 6-30-2031	2.37
Republic of South Africa, 10.50%, 12-21-2026	2.35
LPL Holdings Incorporated, 5.75%, 9-15-2025	2.09
Indonesia, 7.88%, 4-15-2019	2.03
Indonesia, 8.38%, 9-15-2026	1.78
NGPL PipeCo LLC, 7.77%, 12-15-2037	1.64
Colombia, 7.50%, 8-26-2026	1.58
Republic of South Africa, 7.75%, 2-28-2023	1.42
India, 7.80%, 4-11-2021	1.39

Credit quality as of October 31, 2017[5]

Contributors

Credit-quality allocation helped results. The Fund’s overweight allocation to BBB-rated debt, the best-performing credit tier, was a significant contributor. An allocation to high-yield debt also added to returns. Within high yield, security selection within the cable/satellite, electric utilities, pipelines, and retail industries benefited performance; an underweight to wirelines and nonallocation to supermarkets, which are sectors that underperformed the broader high-yield market, contributed positively as well. Sector allocation to securitized holdings generally added value during the reporting period, with CMBS being the largest contributor within the mortgage area. Senior RMBS and asset-backed securities also contributed because credit performance in these sectors remained strong. Issue selection within the financial sector’s property and casualty companies contributed to results as did selection within industrial sector metals and mining companies. Holdings in noncorporate credit sectors, such as agencies and supranationals, also helped performance.

The Fund was helped by exposure to higher-yielding bond markets in Asia and Latin America. Within Asia, exposure to Indonesia and Malaysia was increased and both performed well. A new position in India was added because it offered diversification as well as an attractive yield. Brazil added to performance before its downgrade to below investment grade necessitated its sale. Elsewhere in Latin America, allocations to Mexico and Colombia have been increased. Exposure to Hungary has added value.

Detractors

Fund holdings in certain RMBS and CMBS positions modestly detracted from performance during the period due to security-specific prepayment and credit-rating changes. Fund holdings within health care real estate investment trusts

Please see footnotes on page 9.

8	Wells Fargo Multi-Sector Income Fund	Performance highlights (unaudited)

and health insurance companies underperformed. Given the strong performance of the high-yield market, there were few sectors within this portion of the Fund that did not contribute to its total return. Relative detractors within the Fund’s high-yield portion included overweights to and security selection within the financial, oil-field services, and technology industries and an underweight to and security selection within the energy exploration and production sector. Certain allocations within Latin America hurt results. Mexican assets were particularly hard-hit in November 2016 but have recovered somewhat in 2017. South African debt has been challenged by the increased risk of further credit-rating downgrades ahead of the 54th national conference of the ruling African National Conference this December. Exposure to the New Zealand dollar weighed on Fund performance.

Outlook

We expect continued modest economic growth, which has been supported by persistent job growth. In addition, economic growth rates have converged to a modestly stable and positive rate across major developed countries, which hasn’t been the case for some time. In terms of monetary policy, the U.S. Federal Reserve (Fed) continues to communicate that it expects to gradually normalize monetary policy. The Fed also has emphasized that reducing its balance sheet will be done gradually and methodically. Meanwhile, U.S. fiscal policy is unlikely to produce much stimulus in the near term.

Amid moderate economic growth and some improvement in underlying credit fundamentals, we are seeking strategies that offer income while reducing risk. We expect to remain short duration because we think the Fed will raise the federal funds rate more than what is priced into the market. On the credit front, we are selective about adding credit and may reduce allocations because credit spreads are near historically narrow differences. On the other hand, should spreads widen, we expect to add to these sectors. We are maintaining our overweight in the BBB-rated portion of the market based on both interest rates and supportive fundamentals. Within securitized sectors, we remain focused on shorter-duration cash flows in the senior part of the capital structure as credit fundamentals remain stable. We may add to emerging markets debt from countries that have improving fundamentals and attractive valuations. The higher real yields and lower debt levels offered by many smaller economies continue to argue in favor of an allocation to bonds in those countries. Looking ahead, we see scope for a further unwind of the multiyear U.S. dollar rally. Geopolitical risk has been rising and needs to be watched, but so far this is having little impact on longer-term investor positioning.

Effective maturity distribution as of October 31, 2017[6]

Country allocation as of October 31, 2017[6]

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Multi-Sector Income Fund	9

[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]	Source: Wells Fargo Funds Management, LLC. The Multi-Sector Income Blended Index is composed of 60% ICE BofAML U.S. Cash Pay High Yield Index (formerly known as BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index), 18% J.P. Morgan GBI-EM Global Diversified Composite Index, 7.5% Bloomberg Barclays Credit Bond Index, 7.5% Bloomberg Barclays U.S. Securitized Index, and 7% J.P. Morgan Global Government Bond Index (ex U.S.). The ICE BofAML U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. The J.P. Morgan GBI-EM Global Diversified Composite Index is an unmanaged index of debt instruments of 31 emerging countries. The Bloomberg Barclays Credit Bond Index is an unmanaged index of fixed income securities composed of securities from the Bloomberg Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Bloomberg Barclays U.S. Securitized Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities (ERISA-eligible), and fixed-rate mortgage-backed securities. The J.P. Morgan Global Government Bond Index (ex U.S.) measures the total return from investing in 12 developed government bond markets: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, and the U.K. You cannot invest directly in an index.

[3]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

[4]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[5]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

10	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 1.70%
FHLMC (5 Year Treasury Constant Maturity +2.06%) ±	3.56%	9-1-2032	$979,452	$1,016,207
FHLMC	8.50	7-1-2028	40,118	46,338
FHLMC Series 1383 (1 Year Treasury Constant Maturity +2.25%) ±	2.95	2-1-2037	240,842	253,594
FHLMC Series 196 Class A (1 Month LIBOR +0.80%) ±	2.04	12-15-2021	10,874	10,956
FHLMC Series 2011-K16 Class B 144A±±	4.60	11-25-2046	1,000,000	1,065,574
FHLMC Series 2011-K701 Class B 144A±±	4.06	7-25-2048	165,000	164,750
FHLMC Series 2012-K17 Class B 144A±±	4.34	12-25-2044	675,000	713,354
FHLMC Series 2012-K18 Class B 144A±±	4.26	1-25-2045	810,000	852,767
FHLMC Series 2012-K706 Class B 144A±±	4.03	11-25-2044	500,000	506,819
FHLMC Series 2012-K706 Class C 144A±±	4.03	11-25-2044	805,000	814,216
FHLMC Series 2012-K707 Class B 144A±±	3.88	1-25-2047	930,000	943,842
FHLMC Series 2012-K711 Class B 144A±±	3.56	8-25-2045	264,000	268,573
FHLMC Series 2013-K30 Class B 144A±±	3.56	6-25-2045	700,000	712,463
FHLMC Series 2390 Class FD (1 Month LIBOR +0.45%) ±	1.69	12-15-2031	19,532	19,604
FHLMC Series 2567 Class FH (1 Month LIBOR +0.40%) ±	1.64	2-15-2033	60,030	60,072
FHLMC Series K007 Class X1 ±±(c)	1.22	4-25-2020	779,396	16,512
FHLMC Series K016 Class X1 ±±(c)	1.53	10-25-2021	365,774	18,302
FHLMC Series K020 Class X1 ±±(c)	1.43	5-25-2022	6,475,960	344,938
FNMA (6 Month LIBOR +1.64%) ±	3.02	9-1-2037	256,234	269,895
FNMA	6.00	4-1-2033	61,518	63,629
FNMA	7.50	2-1-2030	25,231	25,421
FNMA	7.50	9-1-2030	32,469	32,849
FNMA Series 1996-46 Class FA (1 Month LIBOR +0.50%) ±	1.74	8-25-2021	6,609	6,614
FNMA Series 1997-20 Class IO ±±(c)	1.84	3-25-2027	638,874	17,147
FNMA Series 2001-25 Class Z	6.00	6-25-2031	105,467	116,186
FNMA Series 2001-35 Class F (1 Month LIBOR +0.60%) ±	1.84	7-25-2031	5,068	5,146
FNMA Series 2001-57 Class F (1 Month LIBOR +0.50%) ±	1.74	6-25-2031	5,102	5,130
FNMA Series 2002-77 Class FH (1 Month LIBOR +0.40%) ±	1.64	12-18-2032	37,011	37,035
FNMA Series 2002-97 Class FR (1 Month LIBOR +0.55%) ±	1.79	1-25-2033	8,582	8,694
FNMA Series G91-16 Class F (1 Month LIBOR +0.45%) ±	1.69	6-25-2021	6,715	6,747
FNMA Series G92-17 Class F (1 Month LIBOR +1.05%) ±	2.29	3-25-2022	32,019	32,439
GNMA	6.50	6-15-2028	25,915	28,687
GNMA	7.25	1-15-2018	252	252
GNMA	7.25	2-15-2018	412	412
GNMA	7.25	5-15-2018	973	974

Total Agency Securities (Cost $8,088,668)				8,486,138

Asset-Backed Securities: 0.77%
CVS Pass-Through Trust Series T	6.04	12-10-2028	497,813	560,675
Five Guys Funding LLC Series 17-1A Class A2 144A	4.60	7-25-2047	997,500	1,019,428
MMAF Equipment Finance LLC Series 2017-AA Class A4 144A	2.41	8-16-2024	170,000	169,546
Montana Higher Education Student Assistance Corporation Series 2012-1 Class A2 (1 Month LIBOR +1.00%) ±	2.24	5-20-2030	611,495	614,723
Navient SLM Student Loan Series 2005-B Class A3 (3 Month LIBOR +0.27%) ±	1.59	12-15-2023	71,139	71,158
Octagon Investment Partners Series 2015-1A Class A1R (3 Month LIBOR +0.90%) 144A±‡	2.25	5-21-2027	700,000	700,000
Social Professional Loan Program Series 2017-A Class A2B 144A	2.40	3-26-2040	750,000	742,768

Total Asset-Backed Securities (Cost $3,878,318)				3,878,298

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Multi-Sector Income Fund	11

Security name	Interest rate	Maturity date	Shares	Value

Common Stocks: 0.04%

Energy: 0.04%

Oil, Gas & Consumable Fuels: 0.04%
SilverBow Resources Incorporated †			8,665	$194,876

Materials: 0.00%

Chemicals: 0.00%
LyondellBasell Industries NV Class A			9	932

Total Common Stocks (Cost $1,895,755)				195,808

			Principal
Corporate Bonds and Notes: 69.86%

Consumer Discretionary: 12.51%

Auto Components: 1.22%
Allison Transmission Incorporated 144A	4.75%	10-1-2027	$625,000	631,250
Allison Transmission Incorporated 144A	5.00	10-1-2024	2,250,000	2,345,625
Cooper Tire & Rubber Company	7.63	3-15-2027	1,710,000	1,957,950
Cooper Tire & Rubber Company	8.00	12-15-2019	550,000	607,750
Goodyear Tire & Rubber Company	8.75	8-15-2020	468,000	545,220

				6,087,795

Distributors: 0.21%
LKQ Corporation	4.75	5-15-2023	900,000	924,750
Spectrum Brands Incorporated	6.63	11-15-2022	125,000	129,935

				1,054,685

Diversified Consumer Services: 1.16%
Service Corporation International	7.50	4-1-2027	3,400,000	4,075,750
Service Corporation International	7.63	10-1-2018	680,000	714,000
Service Corporation International	8.00	11-15-2021	850,000	998,750

				5,788,500

Hotels, Restaurants & Leisure: 0.63%
CCM Merger Incorporated 144A	6.00	3-15-2022	2,700,000	2,808,000
Pinnacle Entertainment Incorporated	5.63	5-1-2024	325,000	335,563

				3,143,563

Internet & Direct Marketing Retail: 0.16%
Expedia Incorporated	5.95	8-15-2020	750,000	819,919

Leisure Products: 0.01%
Vista Outdoor Incorporated	5.88	10-1-2023	25,000	25,813

Media: 7.32%
Altice US Finance I Corporation 144A	5.38	7-15-2023	1,395,000	1,454,288
Altice US Finance I Corporation 144A	5.50	5-15-2026	1,275,000	1,326,000
CBS Radio Incorporated 144A	7.25	11-1-2024	45,000	47,081

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Media (continued)
CCO Holdings LLC 144A	4.00%	3-1-2023	$100,000	$101,438
CCO Holdings LLC 144A	5.00	2-1-2028	150,000	148,875
CCO Holdings LLC	5.13	2-15-2023	100,000	103,250
CCO Holdings LLC 144A	5.13	5-1-2027	450,000	453,938
CCO Holdings LLC	5.25	9-30-2022	1,250,000	1,287,500
CCO Holdings LLC 144A	5.38	5-1-2025	4,150,000	4,305,625
CCO Holdings LLC 144A	5.50	5-1-2026	215,000	220,375
CCO Holdings LLC 144A	5.75	2-15-2026	3,375,000	3,528,056
CCO Holdings LLC 144A	5.88	4-1-2024	1,250,000	1,331,250
Cequel Communications Holdings LLC 144A	7.75	7-15-2025	2,030,000	2,217,775
Cinemark USA Incorporated	4.88	6-1-2023	325,000	331,094
CSC Holdings LLC	7.88	2-15-2018	1,000,000	1,015,120
CSC Holdings LLC	8.63	2-15-2019	383,000	410,289
EMI Music Publishing 144A	7.63	6-15-2024	525,000	587,344
Gray Television Incorporated 144A	5.13	10-15-2024	450,000	448,740
Gray Television Incorporated 144A	5.88	7-15-2026	3,875,000	3,971,875
Interpublic Group of Companies	4.00	3-15-2022	750,000	786,216
Lamar Media Corporation	5.38	1-15-2024	375,000	393,750
Lamar Media Corporation	5.88	2-1-2022	690,000	708,113
Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	1,400,000	1,448,538
National CineMedia LLC	6.00	4-15-2022	1,725,000	1,759,500
Nexstar Broadcasting Group Incorporated 144A	5.63	8-1-2024	850,000	872,313
Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	950,000	985,625
Outfront Media Capital Corporation	5.63	2-15-2024	20,000	21,050
Outfront Media Capital Corporation	5.88	3-15-2025	775,000	821,016
Salem Media Group Incorporated 144A	6.75	6-1-2024	2,150,000	2,246,750
The E.W. Scripps Company 144A	5.13	5-15-2025	2,385,000	2,450,588
Time Warner Cable Incorporated	4.00	1-15-2022	750,000	787,965

				36,571,337

Multiline Retail: 0.12%
Macy’s Retail Holdings Incorporated	3.88	1-15-2022	600,000	594,422

Specialty Retail: 1.58%
Advance Auto Parts Incorporated	4.50	1-15-2022	600,000	634,161
Asbury Automotive Group Incorporated	6.00	12-15-2024	1,175,000	1,239,625
Lithia Motors Incorporated 144A	5.25	8-1-2025	445,000	466,694
Penske Auto Group Incorporated	3.75	8-15-2020	540,000	550,800
Penske Auto Group Incorporated	5.38	12-1-2024	2,150,000	2,203,750
Penske Auto Group Incorporated	5.75	10-1-2022	1,155,000	1,191,463
Sonic Automotive Incorporated	5.00	5-15-2023	849,000	832,020
Sonic Automotive Incorporated	6.13	3-15-2027	775,000	800,188

				7,918,701

Textiles, Apparel & Luxury Goods: 0.10%
Wolverine World Wide Company 144A	5.00	9-1-2026	500,000	499,375

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Multi-Sector Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Consumer Staples: 1.62%

Beverages: 0.27%
Anheuser-Busch InBev Finance Incorporated	3.75%	1-15-2022	$600,000	$633,309
Cott Beverages Incorporated 144A	5.50	4-1-2025	675,000	696,094

				1,329,403

Food Products: 1.21%
B&G Foods Incorporated	4.63	6-1-2021	300,000	306,000
B&G Foods Incorporated	5.25	4-1-2025	1,050,000	1,072,313
Darling Ingredients Incorporated	5.38	1-15-2022	180,000	186,075
Kraft Foods Group Incorporated	3.50	6-6-2022	750,000	774,757
Pilgrim’s Pride Corporation 144A	5.75	3-15-2025	1,305,000	1,381,669
Pilgrim’s Pride Corporation 144A	5.88	9-30-2027	150,000	156,000
Pinnacle Foods Incorporated	5.88	1-15-2024	75,000	79,875
Post Holdings Incorporated 144A	5.00	8-15-2026	400,000	402,000
Post Holdings Incorporated 144A	5.50	3-1-2025	525,000	546,000
Post Holdings Incorporated 144A	5.75	3-1-2027	975,000	1,012,781
Prestige Brands Incorporated 144A	6.38	3-1-2024	130,000	138,450

				6,055,920

Tobacco: 0.14%
Reynolds American Incorporated	6.88	5-1-2020	650,000	722,043

Energy: 19.08%

Energy Equipment & Services: 5.23%
Bristow Group Incorporated	6.25	10-15-2022	3,330,000	2,376,788
Era Group Incorporated	7.75	12-15-2022	2,350,000	2,220,750
Hilcorp Energy Company 144A	5.00	12-1-2024	1,450,000	1,442,750
Hilcorp Energy Company 144A	5.75	10-1-2025	1,525,000	1,561,219
Hornbeck Offshore Services Incorporated	1.50	9-1-2019	4,750,000	3,687,188
Hornbeck Offshore Services Incorporated	5.00	3-1-2021	150,000	79,500
Hornbeck Offshore Services Incorporated	5.88	4-1-2020	1,860,000	1,227,600
NGPL PipeCo LLC 144A	4.38	8-15-2022	350,000	360,063
NGPL PipeCo LLC 144A	4.88	8-15-2027	550,000	569,250
NGPL PipeCo LLC 144A	7.77	12-15-2037	6,585,000	8,214,768
PHI Incorporated	5.25	3-15-2019	4,425,000	4,380,750

				26,120,626

Oil, Gas & Consumable Fuels: 13.85%
Carrizo Oil & Gas Incorporated	8.25	7-15-2025	800,000	862,000
Cheniere Energy Incorporated 144A	5.25	10-1-2025	2,825,000	2,909,750
Continental Resources Incorporated	3.80	6-1-2024	700,000	679,875
Continental Resources Incorporated	5.00	9-15-2022	875,000	884,844
DCP Midstream Operating Company	2.70	4-1-2019	725,000	720,469
Denbury Resources Incorporated	4.63	7-15-2023	1,650,000	936,375
Denbury Resources Incorporated	6.38	8-15-2021	3,209,000	2,198,165
El Paso LLC	6.50	4-1-2020	750,000	818,236
Enable Midstream Partner LP	2.40	5-15-2019	2,350,000	2,344,931
Enable Midstream Partner LP	3.90	5-15-2024	1,750,000	1,764,310
Enable Oklahoma Intrastate Transmission LLC 144A	6.25	3-15-2020	250,000	266,254
Energy Transfer Partners LP	5.20	2-1-2022	750,000	815,821

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
EnLink Midstream LLC	4.15%	6-1-2025	$2,350,000	$2,384,545
EnLink Midstream LLC	4.40	4-1-2024	3,200,000	3,317,573
Exterran Partners LP	6.00	4-1-2021	3,100,000	3,084,500
Gulfport Energy Corporation	6.63	5-1-2023	1,900,000	1,947,500
Kinder Morgan Energy Partners LP	3.95	9-1-2022	750,000	784,862
Kinder Morgan Incorporated	6.50	9-15-2020	285,000	313,330
Kinder Morgan Incorporated	7.42	2-15-2037	800,000	930,837
Matador Resources Company	6.88	4-15-2023	300,000	317,250
Murphy Oil Corporation	4.70	12-1-2022	1,200,000	1,209,000
Murphy Oil Corporation	5.75	8-15-2025	185,000	191,013
Murphy Oil Corporation	6.88	8-15-2024	850,000	913,750
Nabors Industries Limited	0.75	1-15-2024	1,425,000	1,050,938
Nabors Industries Limited	4.63	9-15-2021	750,000	724,350
Overseas Shipholding Group Incorporated	8.13	3-30-2018	2,275,000	2,309,125
Phillips 66	4.30	4-1-2022	625,000	669,383
Pioneer Natural Resources Company	3.95	7-15-2022	750,000	785,662
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	3,500,000	3,710,000
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	3,074,000	3,427,510
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	240,000	277,200
Rose Rock Midstream LP	5.63	7-15-2022	1,200,000	1,182,000
Rose Rock Midstream LP	5.63	11-15-2023	825,000	806,438
Sabine Pass Liquefaction LLC	5.63	2-1-2021	600,000	650,779
Sabine Pass Liquefaction LLC	5.63	4-15-2023	1,710,000	1,898,994
Sabine Pass Liquefaction LLC	5.63	3-1-2025	460,000	511,018
Sabine Pass Liquefaction LLC	5.75	5-15-2024	1,625,000	1,820,140
Sabine Pass Liquefaction LLC	6.25	3-15-2022	3,550,000	3,996,304
SemGroup Corporation 144A	6.38	3-15-2025	3,425,000	3,373,625
SemGroup Corporation 144A	7.25	3-15-2026	1,000,000	1,025,000
Southern Star Central Corporation 144A	5.13	7-15-2022	775,000	807,938
Southwestern Energy Company	4.10	3-15-2022	425,000	417,563
Southwestern Energy Company	7.50	4-1-2026	400,000	415,000
Southwestern Energy Company	7.75	10-1-2027	400,000	416,000
Summit Midstream Holdings LLC	5.75	4-15-2025	225,000	229,500
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	4,950,000	5,117,063
Tesoro Logistics LP	6.13	10-15-2021	225,000	232,313
Tesoro Logistics LP	6.38	5-1-2024	450,000	492,750
Ultra Resources Incorporated 144A	6.88	4-15-2022	600,000	606,000
Ultra Resources Incorporated 144A	7.13	4-15-2025	505,000	505,000
Western Gas Partners LP	4.00	7-1-2022	175,000	180,600
Western Gas Partners LP	5.38	6-1-2021	225,000	241,068
Williams Partners LP	3.35	8-15-2022	750,000	766,336

				69,240,787

Financials: 9.29%

Banks: 0.37%
Bank of America Corporation	5.70	1-24-2022	250,000	280,488
Citigroup Incorporated	4.50	1-14-2022	250,000	268,134
City National Bank	5.38	7-15-2022	500,000	553,438
JPMorgan Chase & Company	3.38	5-1-2023	750,000	768,695

				1,870,755

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Multi-Sector Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Capital Markets: 0.39%
ACE Securities Corporation (1 Month LIBOR +2.63%) ±	3.86%	6-25-2033	$280,067	$279,118
Blackstone Holdings Finance Company LLC 144A	5.88	3-15-2021	750,000	831,629
Goldman Sachs Group Incorporated	5.75	1-24-2022	750,000	839,490

				1,950,237

Consumer Finance: 3.26%
Ally Financial Incorporated	8.00	12-31-2018	780,000	827,775
Ally Financial Incorporated	8.00	3-15-2020	755,000	848,431
Discover Financial Services	5.20	4-27-2022	750,000	816,423
FirstCash Incorporated 144A	5.38	6-1-2024	575,000	600,703
Ford Motor Credit Company LLC	5.00	5-15-2018	650,000	661,204
General Motors Financial Company Incorporated	3.70	5-9-2023	750,000	768,514
Navient Corporation	8.00	3-25-2020	930,000	1,025,325
Navient Corporation	8.45	6-15-2018	1,675,000	1,737,813
OneMain Financial Group LLC 144A	7.25	12-15-2021	3,425,000	3,562,000
Springleaf Finance Corporation	6.00	6-1-2020	825,000	864,188
Springleaf Finance Corporation	6.90	12-15-2017	4,550,000	4,567,290

				16,279,666

Diversified Financial Services: 3.06%
General Electric Capital Corporation	4.65	10-17-2021	187,000	204,085
Infinity Acquisition LLC 144A	7.25	8-1-2022	960,000	950,400
ING US Incorporated	5.50	7-15-2022	750,000	832,644
Ladder Capital Securities LLC 144A	5.25	10-1-2025	350,000	348,688
LPL Holdings Incorporated 144A	5.75	9-15-2025	10,025,000	10,426,000
NewStar Financial Incorporated	7.25	5-1-2020	2,450,000	2,548,000

				15,309,817

Insurance: 2.21%
American International Group Incorporated	4.88	6-1-2022	750,000	821,062
Endurance Specialty Holdings Limited	7.00	7-15-2034	575,000	722,728
Hartford Financial Services Group Incorporated	5.13	4-15-2022	650,000	718,327
Hub Holdings LLC (PIK at 8.88%) 144A¥	8.13	7-15-2019	1,075,000	1,077,688
Hub International Limited 144A	7.88	10-1-2021	3,950,000	4,111,279
Liberty Mutual Group Incorporated 144A	4.95	5-1-2022	750,000	819,012
ProAssurance Corporation	5.30	11-15-2023	750,000	813,676
Prudential Financial Incorporated	4.50	9-15-2047	750,000	757,969
USIS Merger Subordinate Incorporated 144A	6.88	5-1-2025	475,000	492,813
W.R. Berkley Corporation	4.63	3-15-2022	650,000	697,593

				11,032,147

Health Care: 5.70%

Biotechnology: 0.16%
Amgen Incorporated	3.63	5-15-2022	750,000	783,042

Health Care Equipment & Supplies: 1.12%
Hill-Rom Holdings Incorporated 144A	5.00	2-15-2025	400,000	409,000
Hill-Rom Holdings Incorporated 144A	5.75	9-1-2023	200,000	210,500

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Health Care Equipment & Supplies (continued)
Hologic Incorporated 144A	4.38%	10-15-2025	$700,000	$711,200
Hologic Incorporated 144A	5.25	7-15-2022	670,000	699,313
Kinetics Concepts Incorporated 144A	7.88	2-15-2021	1,425,000	1,485,563
Surgery Center Holdings Incorporated 144A	6.75	7-1-2025	500,000	456,250
Surgery Center Holdings Incorporated 144A	8.88	4-15-2021	1,575,000	1,610,438

				5,582,264

Health Care Providers & Services: 3.81%
Acadia Healthcare Company Incorporated	6.50	3-1-2024	190,000	200,213
Community Health Systems Incorporated	6.25	3-31-2023	390,000	374,400
Coventry Health Care Incorporated	5.45	6-15-2021	750,000	820,846
Express Scripts Holding Company	3.90	2-15-2022	665,000	695,989
HCA Incorporated	6.50	2-15-2020	1,400,000	1,508,500
HealthSouth Corporation	5.75	9-15-2025	575,000	592,969
Humana Incorporated	7.20	6-15-2018	750,000	774,820
Mednax Incorporated 144A	5.25	12-1-2023	475,000	494,000
MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	1,750,000	1,883,438
MPT Operating Partnership LP	5.00	10-15-2027	1,100,000	1,130,250
MPT Operating Partnership LP	5.25	8-1-2026	1,250,000	1,301,475
MPT Operating Partnership LP	6.38	3-1-2024	110,000	118,938
Select Medical Corporation	6.38	6-1-2021	3,050,000	3,137,688
Tenet Healthcare Corporation 144A	4.63	7-15-2024	436,000	428,915
Tenet Healthcare Corporation	6.00	10-1-2020	1,475,000	1,548,750
Vizient Incorporated 144A	10.38	3-1-2024	3,550,000	4,047,000

				19,058,191

Health Care Technology: 0.30%
Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	1,200,000	1,227,000
Quintiles IMS Holdings Incorporated 144A	5.00	10-15-2026	225,000	239,063

				1,466,063

Life Sciences Tools & Services: 0.16%
Life Technologies Corporation	6.00	3-1-2020	750,000	813,570

Pharmaceuticals: 0.15%
Watson Pharmaceuticals Incorporated	3.25	10-1-2022	750,000	762,096

Industrials: 3.07%

Aerospace & Defense: 0.21%
BAE Systems Holdings Incorporated 144A	3.80	10-7-2024	1,000,000	1,046,494

Airlines: 0.35%
Aviation Capital Group Corporation 144A	6.75	4-6-2021	1,100,000	1,241,294
Delta Air Lines Incorporated	4.75	11-7-2021	469,889	491,067

				1,732,361

Commercial Services & Supplies: 2.19%
Advanced Disposal Services Incorporated 144A	5.63	11-15-2024	1,750,000	1,820,000
Aramark Services Incorporated	5.13	1-15-2024	420,000	444,150

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Multi-Sector Income Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Commercial Services & Supplies (continued)
Covanta Holding Corporation	5.88%	7-1-2025	$900,000	$891,000
Covanta Holding Corporation	5.88	3-1-2024	1,485,000	1,488,713
Covanta Holding Corporation	6.38	10-1-2022	1,500,000	1,548,750
KAR Auction Services Incorporated 144A	5.13	6-1-2025	3,200,000	3,312,000
Multi-Color Corporation 144A	4.88	11-1-2025	25,000	25,250
Plastipak Holdings Incorporated 144A	6.25	10-15-2025	400,000	407,500
Republic Services Incorporated	3.55	6-1-2022	750,000	779,870
Wrangler Buyer Corporation 144A	6.00	10-1-2025	250,000	255,625

				10,972,858

Professional Services: 0.17%
Ascent Capital Group Incorporated	4.00	7-15-2020	375,000	294,375
Verisk Analytics Incorporated	5.80	5-1-2021	530,000	582,391

				876,766

Road & Rail: 0.13%
TTX Company 144A	2.60	6-15-2020	650,000	650,745

Trading Companies & Distributors: 0.02%
International Lease Finance Corporation 144A	7.13	9-1-2018	75,000	78,131

Information Technology: 6.26%

Communications Equipment: 0.33%
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	825,000	870,375
Motorola Solutions Incorporated	3.75	5-15-2022	750,000	773,488

				1,643,863

Electronic Equipment, Instruments & Components: 1.26%
Jabil Circuit Incorporated	8.25	3-15-2018	4,325,000	4,411,500
Keysight Technologies	4.60	4-6-2027	600,000	640,842
L-3 Communications Corporation	4.95	2-15-2021	750,000	803,562
Zebra Technologies Corporation	7.25	10-15-2022	414,000	437,288

				6,293,192

Internet Software & Services: 0.77%
Infor Software Parent LLC	6.50	5-15-2022	550,000	574,640
Infor Software Parent LLC (PIK at 7.88%) 144A¥	7.13	5-1-2021	550,000	565,125
Zayo Group LLC 144A	5.75	1-15-2027	1,125,000	1,185,469
Zayo Group LLC	6.00	4-1-2023	75,000	78,844
Zayo Group LLC	6.38	5-15-2025	1,325,000	1,426,177

				3,830,255

IT Services: 1.15%
Cardtronics Incorporated	5.13	8-1-2022	460,000	469,200
Cardtronics Incorporated 144A	5.50	5-1-2025	940,000	935,300
First Data Corporation 144A	5.00	1-15-2024	1,150,000	1,194,563
First Data Corporation 144A	5.38	8-15-2023	275,000	286,000
First Data Corporation 144A	5.75	1-15-2024	320,000	334,800
First Data Corporation 144A	7.00	12-1-2023	75,000	80,252

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

IT Services (continued)
Gartner Incorporated 144A	5.13%	4-1-2025	$2,325,000	$2,458,688

				5,758,803

Semiconductors & Semiconductor Equipment: 0.28%
Micron Technology Incorporated 144A	5.25	8-1-2023	375,000	392,513
Micron Technology Incorporated 144A	5.25	1-15-2024	700,000	735,875
Micron Technology Incorporated	5.50	2-1-2025	256,000	272,000

				1,400,388

Software: 0.17%
SS&C Technologies Incorporated	5.88	7-15-2023	600,000	633,750
Symantec Corporation 144A	5.00	4-15-2025	200,000	209,000

				842,750

Technology Hardware, Storage & Peripherals: 2.30%
Diamond 1 Finance Corporation 144A	5.88	6-15-2021	1,000,000	1,047,251
Diamond 1 Finance Corporation 144A	7.13	6-15-2024	4,525,000	4,994,399
Hewlett-Packard Company	4.05	9-15-2022	750,000	791,858
NCR Corporation	5.88	12-15-2021	5,000	5,169
NCR Corporation	6.38	12-15-2023	4,400,000	4,686,264

				11,524,941

Materials: 1.15%

Chemicals: 0.24%
Dow Chemical Company	4.13	11-15-2021	750,000	795,025
Valvoline Incorporated 144A	5.50	7-15-2024	375,000	397,500

				1,192,525

Containers & Packaging: 0.91%
Ball Corporation	5.25	7-1-2025	190,000	208,763
Berry Plastics Corporation	5.13	7-15-2023	350,000	367,500
Berry Plastics Corporation	6.00	10-15-2022	215,000	227,631
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	35,000	41,125
Owens-Brockway Glass Container Incorporated 144A	5.88	8-15-2023	325,000	356,688
Owens-Illinois Incorporated 144A	6.38	8-15-2025	2,950,000	3,333,500

				4,535,207

Metals & Mining: 0.00%
Indalex Holdings Corporation (a)†	11.50	2-1-2020	3,170,000	0

Real Estate: 3.22%

Equity REITs: 3.22%
Alexandria Real Estate Company	4.60	4-1-2022	650,000	693,296
American Tower Corporation	5.90	11-1-2021	650,000	727,861
DDR Corporation	4.70	6-1-2027	600,000	623,127
Equinix Incorporated	5.88	1-15-2026	425,000	460,594
ESH Hospitality Incorporated 144A	5.25	5-1-2025	1,550,000	1,602,313
Essex Portfolio LP	3.63	8-15-2022	750,000	776,478

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Multi-Sector Income Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Equity REITs (continued)
Iron Mountain Incorporated 144A	5.38%	6-1-2026	$150,000	$156,750
Iron Mountain Incorporated	6.00	8-15-2023	2,960,000	3,115,400
MGM Growth Properties LLC 144A	4.50	1-15-2028	400,000	399,000
Omega HealthCare Investors Incorporated	4.50	4-1-2027	600,000	596,550
Sabra Health Care REIT Incorporated	5.38	6-1-2023	900,000	929,250
Sabra Health Care REIT Incorporated	5.50	2-1-2021	1,100,000	1,134,375
The Geo Group Incorporated	5.13	4-1-2023	800,000	814,000
The Geo Group Incorporated	5.88	1-15-2022	1,565,000	1,617,819
The Geo Group Incorporated	5.88	10-15-2024	840,000	878,052
The Geo Group Incorporated	6.00	4-15-2026	184,000	192,280
Ventas Realty LP	4.25	3-1-2022	650,000	686,082
Welltower Incorporated	5.25	1-15-2022	650,000	713,363

				16,116,590

Telecommunication Services: 3.65%

Diversified Telecommunication Services: 1.14%
AT&T Incorporated	3.80	3-15-2022	750,000	789,536
GCI Incorporated	6.75	6-1-2021	1,000,000	1,025,000
Level 3 Financing Incorporated	5.13	5-1-2023	975,000	998,156
Level 3 Financing Incorporated	5.25	3-15-2026	650,000	671,743
Level 3 Financing Incorporated	5.38	8-15-2022	300,000	309,084
Level 3 Financing Incorporated	5.38	1-15-2024	700,000	727,125
Level 3 Financing Incorporated	5.38	5-1-2025	625,000	653,125
Level 3 Financing Incorporated	5.63	2-1-2023	350,000	361,375
Level 3 Financing Incorporated	6.13	1-15-2021	175,000	178,521

				5,713,665

Wireless Telecommunication Services: 2.51%
Crown Castle Towers LLC 144A	6.11	1-15-2040	750,000	797,889
SBA Communications Corporation 144A	4.00	10-1-2022	800,000	812,000
SBA Communications Corporation	4.88	7-15-2022	640,000	660,800
SBA Communications Corporation	4.88	9-1-2024	500,000	513,750
Sprint Capital Corporation	6.88	11-15-2028	3,925,000	4,187,484
Sprint Capital Corporation	8.75	3-15-2032	625,000	757,813
Sprint Communications Incorporated	7.00	8-15-2020	225,000	243,000
T-Mobile USA Incorporated	4.00	4-15-2022	650,000	672,344
T-Mobile USA Incorporated	5.13	4-15-2025	425,000	445,060
T-Mobile USA Incorporated	5.38	4-15-2027	225,000	243,563
T-Mobile USA Incorporated	6.00	3-1-2023	300,000	316,125
T-Mobile USA Incorporated	6.13	1-15-2022	85,000	88,400
T-Mobile USA Incorporated	6.38	3-1-2025	825,000	891,000
T-Mobile USA Incorporated	6.50	1-15-2024	80,000	85,400
T-Mobile USA Incorporated	6.63	4-1-2023	655,000	687,750
T-Mobile USA Incorporated	6.84	4-28-2023	1,060,000	1,118,300

				12,520,678

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Utilities: 4.31%

Electric Utilities: 0.20%
Great Plains Energy Incorporated	4.85%	6-1-2021	$750,000	$796,796
NextEra Energy Incorporated 144A	4.25	9-15-2024	175,000	176,750

				973,546

Gas Utilities: 0.20%
AmeriGas Partners LP	5.75	5-20-2027	1,000,000	1,021,250

Independent Power & Renewable Electricity Producers: 3.64%
NSG Holdings LLC 144A	7.75	12-15-2025	4,956,547	5,384,049
Pattern Energy Group Incorporated 144A	5.88	2-1-2024	4,825,000	5,126,563
TerraForm Power Operating LLC 144A	6.38	2-1-2023	5,425,000	5,682,688
TerraForm Power Operating LLC 144A	6.63	6-15-2025	1,850,000	2,007,250

				18,200,550

Multi-Utilities: 0.27%
Ameren Illinois Company	9.75	11-15-2018	500,000	538,983
CMS Energy Corporation	5.05	3-15-2022	750,000	823,065

				1,362,048

Total Corporate Bonds and Notes (Cost $329,724,369)				349,168,343

Foreign Corporate Bonds and Notes @: 2.07%

Consumer Discretionary: 0.05%

Internet & Direct Marketing Retail: 0.05%
Priceline Group Incorporated (EUR)	2.38	9-23-2024	200,000	253,671

Consumer Staples: 0.19%

Food Products: 0.19%
BRF SA 144A (BRL)	7.75	5-22-2018	3,100,000	938,159

Energy: 0.26%

Oil, Gas & Consumable Fuels: 0.26%
Petroleos Mexicanos 144A (MXN)	7.19	9-12-2024	28,200,000	1,317,814

Financials: 1.14%

Banks: 1.08%
Eurofima (AUD)	6.25	12-28-2018	2,450,000	1,964,788
European Investment Bank (ZAR)	9.00	3-31-2021	17,400,000	1,263,568
KfW (AUD)	5.00	3-19-2024	1,300,000	1,119,261
Landwirtschaftliche Rentenbank (ZAR)	8.25	5-23-2022	15,000,000	1,057,835

				5,405,452

Diversified Financial Services: 0.06%
AA Bond Company Limited (GBP)	4.25	7-31-2043	200,000	280,671

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Multi-Sector Income Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 0.04%

Semiconductors & Semiconductor Equipment: 0.04%
ASML Holding NV (EUR)	1.38%	7-7-2026	175,000	$212,411

Materials: 0.06%

Chemicals: 0.06%
Albemarle Corporation (EUR)	1.88	12-8-2021	246,000	303,054

Telecommunication Services: 0.33%

Diversified Telecommunication Services: 0.04%
Verizon Communications Incorporated (EUR)	3.25	2-17-2026	150,000	203,817

Wireless Telecommunication Services: 0.29%
America Movil SAB de CV (MXN)	7.13	12-9-2024	28,850,000	1,425,529

Total Foreign Corporate Bonds and Notes (Cost $13,592,821)				10,340,578

Foreign Government Bonds @: 24.44%
Colombia (COP)	7.00	9-11-2019	18,500,000,000	6,275,842
Colombia (COP)	7.00	5-4-2022	18,650,000,000	6,375,338
Colombia (COP)	7.50	8-26-2026	22,725,000,000	7,894,850
Colombia (COP)	7.75	4-14-2021	5,250,000,000	1,835,808
Hungary (HUF)	6.75	11-24-2017	1,305,000,000	4,900,052
India (INR)	7.80	4-11-2021	435,000,000	6,960,887
Indonesia (IDR)	7.88	4-15-2019	133,640,000,000	10,131,474
Indonesia (IDR)	8.38	9-15-2026	110,000,000,000	8,901,382
Malaysia (MYR)	4.18	7-15-2024	19,850,000	4,741,963
Malaysia (MYR)	4.23	6-30-2031	51,300,000	11,830,445
Mexico (MXN)	5.75	3-5-2026	72,000,000	3,410,393
Mexico (MXN)	8.00	11-7-2047	217,500,000	11,910,016
Mexico (MXN)	10.00	12-5-2024	62,120,000	3,757,868
Mexico (MXN)	10.00	12-5-2024	14,100,000	852,961
New Zealand (NZD)	4.50	4-15-2027	8,250,000	6,369,966
Queensland Treasury (AUD)	5.75	7-22-2024	4,100,000	3,718,725
Republic of South Africa (ZAR)	7.75	2-28-2023	103,000,000	7,086,065
Republic of South Africa (ZAR)	10.50	12-21-2026	153,500,000	11,761,213
State of New South Wales Australia (AUD)	5.00	8-20-2024	3,900,000	3,426,221

Total Foreign Government Bonds (Cost $138,513,717)				122,141,469

Loans: 18.74%

Consumer Discretionary: 4.91%

Auto Components: 0.59%
Allison Transmission Incorporated (1 Month LIBOR +2.00%) ±	3.25	9-23-2022	$1,885,701	1,895,921
Federal-Mogul Corporation (1 Month LIBOR +3.75%) ±	4.99	4-15-2021	1,036,583	1,045,653

				2,941,574

Distributors: 0.50%
Spin Holdco Incorporated (1 Month LIBOR +3.75%) ±	4.99	11-14-2022	2,465,960	2,482,926

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Food & Staples Retailing: 0.08%
TKC Holdings Incorporated (2 Month LIBOR +4.25%) ±	5.52%	2-1-2023	$398,000	$401,980

Hotels, Restaurants & Leisure: 1.56%
CCM Merger Incorporated (1 Month LIBOR +2.75%) ±	3.99	8-8-2021	700,617	704,779
Four Seasons Holdings Incorporated (1 Month LIBOR +2.50%) ±	3.74	11-30-2023	903,830	909,822
La Quinta Intermediate Holdings LLC (3 Month LIBOR +2.75%) ±	4.11	4-14-2021	736,809	739,800
Montreign Operating Company (1 Month LIBOR +8.25%) ±%%<‡	9.30	12-7-2022	5,375,000	5,422,031

				7,776,432

Household Products: 0.38%
Anchor Glass Container Corporation (1 Month LIBOR +2.75%) ±	4.02	12-7-2023	595,500	598,757
Anchor Glass Container Corporation (3 Month LIBOR +7.75%) ±	9.07	12-7-2024	1,300,000	1,310,829

				1,909,586

Media: 1.67%
Altice US Finance I Corporation (1 Month LIBOR +2.25%) ±	3.49	7-28-2025	715,992	714,796
CBS Radio Incorporated (1 Month LIBOR +3.50%) ±	4.74	10-17-2023	1,875,961	1,887,216
Charter Communications Operating LLC (1 Month LIBOR +2.25%) ±	3.50	1-15-2024	906,200	912,670
Entercom Radio LLC (1 Month LIBOR +3.50%) ±	4.73	11-1-2023	1,073,438	1,075,048
Learfield Communications Incorporated (1 Month LIBOR +3.25%) ±‡	4.25	12-1-2023	3,473,750	3,491,119
Mission Broadcasting Incorporated (1 Month LIBOR +2.50%) ±	3.74	1-17-2024	31,805	31,982
Nexstar Broadcasting Group Incorporated (1 Month LIBOR +2.50%) ±	3.74	1-17-2024	253,320	254,724

				8,367,555

Specialty Retail: 0.13%
Staples Incorporated (2 Month LIBOR +4.00%) ±	5.31	9-12-2024	700,000	657,825

Consumer Staples: 0.17%

Food Products: 0.17%
B&G Foods Incorporated (1 Month LIBOR +2.25%) ±	3.49	11-2-2022	640,110	643,509
Prestige Brands Incorporated (1 Month LIBOR +2.75%) ±	3.99	1-26-2024	209,965	211,113

				854,622

Energy: 1.83%

Energy Equipment & Services: 0.90%
Hummel Station (1 Month LIBOR +6.00%) ±‡	7.24	10-27-2022	4,929,434	4,522,756

Oil, Gas & Consumable Fuels: 0.93%
Chesapeake Energy Corporation (3 Month LIBOR +7.50%) ±	8.81	8-23-2021	450,000	482,252
Traverse Midstream Partners LLC (2 Month LIBOR +4.00%) ±	5.33	9-27-2024	575,000	582,331
Ultra Resources Incorporated (2 Month LIBOR +3.00%) ±	4.31	4-12-2024	2,250,000	2,249,438
Veresen Midstream LP (1 Month LIBOR +3.50%) ±	4.74	3-31-2022	1,308,228	1,318,694

				4,632,715

Financials: 2.02%

Capital Markets: 0.18%
Neptune Finco Corporation (1 Month LIBOR +2.25%) ±	3.49	7-17-2025	457,078	456,342
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +4.25%) ±	5.49	6-1-2023	421,796	426,964

				883,306

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Multi-Sector Income Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance: 0.03%
KAR Auction Services Incorporated (3 Month LIBOR +2.50%) ±	3.88%	3-9-2023	$155,087	$156,121

Diversified Financial Services: 1.05%
Ipreo Holdings LLC (3 Month LIBOR +3.00%) ±	4.33	8-6-2021	140,674	140,323
LPL Holdings Incorporated (3 Month LIBOR +2.25%) ±	3.65	9-23-2024	1,077,100	1,080,687
Nielsen Finance LLC (1 Month LIBOR +2.00%) ±	3.24	10-4-2023	470,262	471,659
Resolute Investment Managers Incorporated (2 Month LIBOR +3.25%) ±‡	4.58	4-30-2022	2,459,447	2,476,368
Resolute Investment Managers Incorporated (3 Month LIBOR +7.50%) ±%%<	8.88	4-30-2023	650,000	650,000
Resolute Investment Managers Incorporated (3 Month LIBOR +8.75%) ±‡	10.13	3-3-2023	440,000	441,100

				5,260,137

Insurance: 0.76%
Alliant Holdings I LLC (1 Month LIBOR +3.25%) ±	4.49	8-12-2022	1,389,359	1,398,626
AmWINS Group Incorporated (1 Month LIBOR +2.75%) ±	3.99	1-25-2024	797,188	800,081
Hub International Limited (3 Month LIBOR +3.00%) ±	4.31	10-2-2020	689,611	694,728
Solera Holdings Incorporated (1 Month LIBOR +3.25%) ±	4.49	3-3-2023	861,875	868,089

				3,761,524

Health Care: 1.70%

Health Care Equipment & Supplies: 0.38%
DJO Finance LLC (1 Month LIBOR +3.25%) ±	4.54	6-8-2020	557,175	557,292
Kinetic Concepts Incorporated (3 Month LIBOR +3.25%) ±	4.58	2-2-2024	1,332,898	1,330,899

				1,888,191

Health Care Providers & Services: 0.98%
Community Health Systems Incorporated (3 Month LIBOR +3.00%) ±	4.32	1-27-2021	582,757	563,223
MPH Acquisition Holdings LLC (3 Month LIBOR +3.00%) ±	4.33	6-7-2023	500,072	504,718
Press Ganey Holdings Incorporated (1 Month LIBOR +3.00%) ±	4.24	10-23-2023	1,705,627	1,718,419
Press Ganey Holdings Incorporated (1 Month LIBOR +6.50%) ±	7.74	10-21-2024	774,319	783,998
TeamHealth Incorporated (1 Month LIBOR +2.75%) ±	3.99	2-6-2024	746,250	739,720
Vizient Incorporated (1 Month LIBOR +3.50%) ±	4.74	2-13-2023	559,159	562,514

				4,872,592

Health Care Technology: 0.13%
Change Healthcare Holdings Incorporated (1 Month LIBOR +2.75%) ±	3.99	3-1-2024	665,691	669,206

Life Sciences Tools & Services: 0.09%
INC Research LLC (1 Month LIBOR +2.25%) ±	3.49	8-1-2024	467,578	469,991

Pharmaceuticals: 0.12%
Endo Finance LLC (1 Month LIBOR +4.25%) ±	5.50	4-29-2024	295,946	299,793
Valeant Pharmaceuticals International Incorporated (1 Month LIBOR +4.75%) ±	5.99	4-1-2022	296,919	303,415

				603,208

Industrials: 2.79%

Aerospace & Defense: 0.50%
TransDigm Incorporated (1 Month LIBOR +3.00%) ±	4.26	8-22-2024	2,467,390	2,478,567

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Commercial Services & Supplies: 2.16%
Advanced Disposal Services Incorporated (1 Month LIBOR +2.75%) ±	3.95%	11-10-2023	$1,220,091	$1,230,462
Advantage Sales & Marketing LLC (3 Month LIBOR +6.50%) ±	7.88	7-25-2022	1,250,000	1,041,513
Avantor Performance Materials Incorporated (1 Month LIBOR +4.00%) ±	5.25	3-10-2024	1,699,455	1,708,258
Casella Waste Systems Incorporated (1 Month LIBOR +2.75%) ±‡	3.99	10-17-2023	1,960,187	1,974,889
Columbus McKinnon Corporation (3 Month LIBOR +3.00%) ±‡	4.33	1-31-2024	1,079,039	1,089,829
Gates Global Limited (3 Month LIBOR +3.25%) ±	4.58	4-1-2024	609,239	613,126
GFL Environmental Incorporated (3 Month LIBOR +2.75%) ±	4.08	9-29-2023	173,250	173,683
Sedgwick Claims Management Services Incorporated (1 Month LIBOR +2.75%) ±	3.99	3-1-2021	520,176	522,455
USI Incorporated (4 Month LIBOR +3.00%) ±	4.31	5-16-2024	225,000	225,468
WASH Multifamily Laundry Systems LLC (1 Month LIBOR +3.25%) ±	4.49	5-14-2022	1,260,973	1,267,277
WASH Multifamily Laundry Systems LLC (1 Month LIBOR +7.00%) ±‡	8.24	5-12-2023	17,885	17,706
WASH Multifamily Laundry Systems LLC (1 Month LIBOR +7.00%) ±‡	8.24	5-14-2023	102,115	101,094
Wrangler Buyer Corporation (1 Month LIBOR +3.00%) ±	4.24	9-27-2024	825,000	831,922

				10,797,682

Machinery: 0.12%
Onex Wizard Acquisition Company (1 Month LIBOR +3.00%) ±	4.24	3-13-2022	606,429	610,474

Transportation Infrastructure: 0.01%
OSG Bulk Ships Incorporated (3 Month LIBOR +4.25%) ±‡	5.57	8-5-2019	71,190	68,520

Information Technology: 2.16%

Electronic Equipment, Instruments & Components: 0.46%
Dell Incorporated (1 Month LIBOR +2.00%) ±	3.25	9-7-2023	2,272,210	2,277,299

Internet Software & Services: 1.53%
Ancestry.com Incorporated (1 Month LIBOR +3.25%) ±	4.49	10-19-2023	2,974,950	3,005,949
Ancestry.com Incorporated (1 Month LIBOR +8.25%) ±	9.49	10-19-2024	2,992,500	3,059,831
Applied Systems Incorporated (2 Month LIBOR +3.25%) ±	4.57	9-19-2024	325,000	328,972
Black Knight InfoServ LLC (1 Month LIBOR +2.25%) ±‡	3.50	5-27-2022	489,364	493,034
Infor US Incorporated (3 Month LIBOR +2.75%) ±	4.08	2-1-2022	514,074	514,609
Sophia Holding Finance LP (3 Month LIBOR +3.25%) ±	4.58	9-30-2022	146,969	146,694
Zayo Group LLC (1 Month LIBOR +2.25%) ±	3.49	1-19-2024	107,244	107,653

				7,656,742

Semiconductors & Semiconductor Equipment: 0.07%
Micron Technology Incorporated (3 Month LIBOR +2.00%) ±	3.39	4-26-2022	345,625	348,794

Software: 0.10%
SS&C Technologies Incorporated (1 Month LIBOR +2.25%) ±	3.49	7-8-2022	505,172	507,855

Materials: 0.61%

Containers & Packaging: 0.61%
Berry Plastics Corporation (1 Month LIBOR +2.25%) ±	3.49	10-1-2022	412,327	414,104
Reynolds Group Holdings Incorporated (1 Month LIBOR +2.75%) ±	3.99	2-5-2023	2,475,047	2,488,957
RING Container Technologies (1 Month LIBOR +2.75%) ±%%<	0.00	10-31-2024	125,000	125,079

				3,028,140

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Multi-Sector Income Fund	25

Security name	Interest rate	Maturity date	Principal	Value

Real Estate: 1.07%

Equity REITs: 0.63%
ESH Hospitality Incorporated (1 Month LIBOR +2.50%) ±	3.74%	8-30-2023	$1,287,024	$1,294,348
MGM Growth Properties LLC (1 Month LIBOR +2.25%) ±	3.49	4-25-2023	319,999	321,656
The Geo Group Incorporated (3 Month LIBOR +2.25%) ±	3.57	3-22-2024	1,548,824	1,548,173

				3,164,177

Real Estate Management & Development: 0.44%
Capital Automotive LP (1 Month LIBOR +3.00%) ±	4.25	3-24-2024	1,364,062	1,366,108
Capital Automotive LP (1 Month LIBOR +6.00%) ±‡	7.25	3-24-2025	808,086	828,289

				2,194,397

Telecommunication Services: 1.34%

Diversified Telecommunication Services: 0.89%
Frontier Communications Corporation (1 Month LIBOR +3.75%) ±	4.99	6-15-2024	1,418,500	1,348,327
Level 3 Financing Incorporated (1 Month LIBOR +2.25%) ±	3.49	2-22-2024	555,420	557,303
Telesat Canada (2 Month LIBOR +3.00%) ±	4.32	11-17-2023	2,512,738	2,526,080

				4,431,710

Wireless Telecommunication Services: 0.45%
LTS Buyer LLC (2 Month LIBOR +2.25%) ±	6.50	4-13-2020	1,824,550	1,827,980
Sprint Communications Incorporated (1 Month LIBOR +2.50%) ±	3.75	2-2-2024	447,750	449,241

				2,277,221

Utilities: 0.14%

Independent Power & Renewable Electricity Producers: 0.14%
Vistra Energy Corporation (1 Month LIBOR +2.75%) ±%%<	4.01	12-14-2023	695,688	700,516

Total Loans (Cost $93,511,679)				93,654,341

Municipal Obligations: 0.01%

New York: 0.01%
Build New York City Resource Corporation Bronx Charter School for Excellence Project Series B (Education Revenue)	5.00	4-1-2018	45,000	45,286

Total Municipal Obligations (Cost $45,000)				45,286

Non-Agency Mortgage-Backed Securities: 4.56%
280 Park Avenue Mortgage Trust Series 2017-280P Class A (1 Month LIBOR +0.88%) 144A±	2.12	9-15-2034	1,000,000	1,000,946
Argent Securities Incorporated Series 2004-W5 Class AV3B (1 Month LIBOR +0.90%) ±	2.14	4-25-2034	51,373	51,826
Asset-Backed Funding Certificates Series 2003-AHL1 Class A1	4.18	3-25-2033	180,626	180,178
Banc of America Commercial Mortgage Securities Incorporated Series 2006-03 Class AM ±±	5.72	7-10-2044	1,053,875	742,075
Banc of America Commercial Mortgage Securities Incorporated Series 2007-1 Class AMFX ±±	5.48	1-15-2049	181,224	183,775
Banc of America Commercial Mortgage Securities Incorporated Series 2008-1 Class AM ±±	6.34	2-10-2051	550,000	552,635
Banc of America Funding Corporation Series 2005 Class 5-1A1	5.50	9-25-2035	232,953	243,599
Banc of America Mortgage Securities Series 2003 Class 1A1 ±±	3.62	4-25-2033	263,890	248,808

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Bear Stearns Asset-Backed Securities Series 2002-2 Class A1 (1 Month LIBOR +0.66%) ±	1.89%	10-25-2032	$203,064	$199,286
Bear Stearns Commercial Mortgage Series 2007-PW18 Class AM ±±	6.08	6-11-2050	31,372	31,349
Bear Stearns Commercial Mortgage Series 2007-PW18 Class AMA ±±	6.09	6-11-2050	147,776	147,725
Centex Home Equity Series 2002-A Class AF6	5.54	1-25-2032	34,428	34,375
Centex Home Equity Series 2002-D Class AF6 ±±	4.66	12-25-2032	9,860	9,938
Centex Home Equity Series 2004-B Class AF6	4.69	3-25-2034	136,904	140,251
CFCRE Commercial Mortgage Trust Series 2015-RUM Class A (1 Month LIBOR +1.70%) 144A±	2.94	7-15-2030	480,000	481,021
CGDBB Commerical Mortgage Trust Series 2017 Class A (1 Month LIBOR +0.79%) 144A±	2.03	7-15-2028	750,000	750,822
Citigroup Commercial Mortgage Trust Series 2012-GC8 Class C 144A±±	4.87	9-10-2045	1,000,000	1,047,465
Citigroup Commercial Mortgage Trust Series 2015 Class A (1 Month LIBOR +1.15%) 144A±	2.38	9-15-2027	595,000	594,995
Citigroup Commercial Mortgage Trust Series 2017-1500 Class A (1 Month LIBOR +0.85%) 144A±	2.09	7-15-2032	750,000	751,145
Citigroup Commercial Mortgage Trust Series 2017-MDRB Class A (1 Month LIBOR +1.10%) 144A±	2.34	7-15-2030	1,000,000	997,339
Citigroup Mortgage Loan Trust Incorporated Series 2003-HE3 Class A3 (1 Month LIBOR +0.76%) ±	1.99	12-25-2033	29,240	29,069
Commercial Mortgage Trust Series 2012-CR2 Class C ±±	4.84	8-15-2045	1,000,000	1,037,347
Commercial Mortgage Trust Series 2012-LC4 Class A4	3.29	12-10-2044	205,000	210,977
Commercial Mortgage Trust Series 2012-LC4 Class AM	4.06	12-10-2044	500,000	523,665
Commercial Mortgage Trust Series 2012-LC4 Class C ±±	5.59	12-10-2044	500,000	533,297
Countrywide Asset-Backed Certificates Series 2003-5 Class AF5	5.26	2-25-2034	91,747	94,537
Countrywide Home Loans Series 2003-48 Class 2A2 ±±	3.67	10-25-2033	72,198	71,461
Credit Suisse First Boston Mortgage Securities Series 2002-AR25 Class 1A1 ±±	2.91	9-25-2032	547,813	529,510
Credit Suisse First Boston Mortgage Securities Series 2003-AR15 Class 3A1 ±±	3.73	6-25-2033	126,447	126,722
Credit Suisse First Boston Mortgage Securities Series 2003-AR9 Class 2A2 ±±	3.45	3-25-2033	26,072	25,905
Credit-Based Asset Servicing & Securitization LLC Series 2005-CB2 Class M1 (1 Month LIBOR +0.66%) ±	1.90	4-25-2036	35,587	35,635
Equity One Asset-Backed Securities Series 2004-2 Class AF4 ±±	4.62	7-25-2034	259,038	258,711
Global Mortgage Securitization Limited Series 2004-A Class A2 (1 Month LIBOR +0.32%) 144A±	1.56	11-25-2032	105,428	99,972
GS Mortgage Securities Trust Series 2010-C1 Class X 144A±±(c)	1.38	8-10-2043	5,149,706	157,028
GS Mortgage Securities Trust Series 2012-GCJ7 Class XA ±±(c)	2.23	5-10-2045	3,473,996	224,709
GS Mortgage Securities Trust Series 2014 Class C 144A	3.79	1-10-2031	1,000,000	999,163
GSAA Home Equity Trust Series 2004-5 Class AF5	4.51	6-25-2034	2,934	2,937
GSCCRE Commercial Mortgage Trust Series 2015-HULA Class C (1 Month LIBOR +2.75%) 144A±	3.99	8-15-2032	1,000,000	1,003,133
GSMPS Mortgage Loan Trust Series 2005-AHL Class M1 (1 Month LIBOR +0.65%) ±	1.88	4-25-2035	4,436	4,442
GSMPS Mortgage Loan Trust Series 2006-1 Class A1 (1 Month LIBOR +0.30%) 144A±	1.54	3-25-2035	80,501	79,783
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2013-C17 Class B ±±	4.89	1-15-2047	50,000	53,304
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2014-PHH Class A (1 Month LIBOR +1.45%) 144A±	2.69	8-15-2027	700,000	699,999
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class AM ±±	5.47	6-12-2047	287,423	287,159
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class AMFL (1 Month LIBOR +0.17%) ±	1.40	6-12-2047	246,363	243,584
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX Class AM ±±	5.46	1-15-2049	168,694	169,116
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-FL7 Class A (1 Month LIBOR +1.25%) 144A±	2.49	5-15-2028	122,414	122,397

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Multi-Sector Income Fund	27

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
JPMorgan Mortgage Trust Series 2004-A3 Class 2A1 ±±	3.66%	7-25-2034	$67,867	$68,624
JPMorgan Mortgage Trust Series 2004-A3 Series 3A3 ±±	3.50	7-25-2034	60,830	60,000
JPMorgan Mortgage Trust Series 2005-A3 Class 11A2 ±±	3.72	6-25-2035	206,354	210,055
JPMorgan Mortgage Trust Series 2009-7 Class 2A1 144A±±	6.00	2-27-2037	10,398	10,452
JPMorgan Mortgage Trust Series 2009-7 Class 5A1 144A±±	6.00	2-27-2037	14,753	14,715
MASTR Adjustable Rate Mortgage Trust Series 2003-6 Class 3A1 ±±	3.33	12-25-2033	361,751	363,397
MASTR Adjustable Rate Mortgage Trust Series 2003-6 Class 4A2 ±±	3.44	1-25-2034	10,543	10,307
MASTR Adjustable Rate Mortgage Trust Series 2004-13 Class 3A7 ±±	3.47	11-21-2034	17,285	17,697
MASTR Alternative Loans Trust Series 2005-1 Class 5A1	5.50	1-25-2020	17,969	18,304
MASTR Specialized Loan Trust Series 2005-3 Class A1 (1 Month LIBOR +0.36%) 144A±	1.59	11-25-2035	316,633	314,565
Merrill Lynch Mortgage Trust Series 2005-A8 Class A1B3	5.25	8-25-2036	26,010	26,457
Merrill Lynch Mortgage Trust Series 2007-C1 Class A1A ±±	5.81	6-12-2050	47,441	47,441
Mesa Trust Asset-Backed Certificates Series 2001-5 Class A (1 Month LIBOR +0.40%) 144A±	2.04	12-25-2031	13,194	12,995
Mid State Trust Series 11 Class A1	4.86	7-15-2038	201,619	208,933
MLCC Mortgage Investors Incorporated Series 2003-G Class A2 (6 Month LIBOR +0.68%) ±	2.09	1-25-2029	77,404	77,038
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5 Class XA 144A±±(c)	1.48	8-15-2045	4,220,752	234,093
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11 Class A4 ±±	4.17	8-15-2046	569,000	611,932
Morgan Stanley Capital I Trust Series 2004-NC1 Class M1 (1 Month LIBOR +1.05%) ±	2.29	12-27-2033	427,199	428,362
Morgan Stanley Capital I Trust Series 2012-C4 Class C 144A±±	5.42	3-15-2045	900,000	951,104
New Century Home Equity Loan Trust Series 2004-3 Class M1 (1 Month LIBOR +0.93%) ±	2.17	11-25-2034	1,165,049	1,162,423
New Century Home Equity Loan Trust Series 2005-1 Class A1MZ (1 Month LIBOR +0.58%) ±	1.82	3-25-2035	24,252	24,258
Provident Funding Mortgage Loan Series 2005-1 Class 2A1 ±±	3.45	5-25-2035	22,620	22,090
RBSSP Resecuritization Trust Series 2010-3 Class 4A1 144A±±	4.12	12-26-2035	6,272	6,291
Renaissance Home Equity Loan Trust Series 2004-4 Class AF4	4.88	2-25-2035	141,973	142,654
Saxon Asset Securities Trust Series 2002-1 Class AF5	6.04	12-25-2030	129,077	131,746
Saxon Asset Securities Trust Series 2003-1 Class AF7	4.03	6-25-2033	420,328	424,569
Sequoia Mortgage Trust Series 2003-1 Class 1A (1 Month LIBOR +0.76%) ±	2.00	4-20-2033	13,676	13,057
Stonemont Portfolio Trust Series 2017 Class A (1 Month LIBOR +0.85%) 144A±	2.09	8-20-2030	465,000	466,010
Structured Adjustable Rate Mortgage Loan Trust Series 2004-2 Class 2A ±±	3.51	3-25-2034	47,207	46,794
Structured Asset Securities Corporation Series 1998-2 Class A (1 Month LIBOR +0.52%) ±	1.76	2-25-2028	176,553	174,660
Structured Asset Securities Corporation Series 2002-9 Class A2 (1 Month LIBOR +0.60%) ±	1.54	10-25-2027	52,918	52,168
Terwin Mortgage Trust Series 2003-6HE Class A3 (1 Month LIBOR +1.14%) ±	2.37	11-25-2033	173,407	173,021
Vendee Mortgage Trust Series 2003-2 Class IO ±±(c)	0.72	5-15-2033	4,245,193	114,157
Washington Mutual Mortgage Trust Series 2004-RA4 Class 3A	7.50	7-25-2034	122,249	131,783

Total Non-Agency Mortgage-Backed Securities (Cost $22,738,634)				22,785,267

		Expiration date	Shares
Rights: 0.05%

Utilities: 0.05%

Independent Power & Renewable Electricity Producers: 0.05%
Vistra Energy Corporation †		12-31-2046	327,375	245,531

Total Rights (Cost $360,113)				245,531

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Yankee Corporate Bonds and Notes: 9.16%

Consumer Discretionary: 0.31%

Media: 0.31%
Grupo Televisa SAB	6.00%	5-15-2018	$750,000	$765,057
WPP Finance 2010	3.63	9-7-2022	750,000	778,425

				1,543,482

Consumer Staples: 0.32%

Beverages: 0.17%
Pernod Ricard SA 144A	4.45	1-15-2022	760,000	816,266

Tobacco: 0.15%
BAT International Finance plc 144A	3.25	6-7-2022	750,000	764,829

Energy: 2.08%

Energy Equipment & Services: 0.30%
Ensco plc	5.75	10-1-2044	2,070,000	1,412,775
Trinidad Drilling Limited 144A	6.63	2-15-2025	75,000	72,938

				1,485,713

Oil, Gas & Consumable Fuels: 1.78%
Baytex Energy Corporation 144A	5.13	6-1-2021	2,114,000	2,003,015
Baytex Energy Corporation 144A	5.63	6-1-2024	850,000	790,500
Griffin Coal Mining Company Limited 144A(a)(p)†‡	9.50	12-1-2016	1,685,411	6,742
Griffin Coal Mining Company Limited (a)(p)†‡	9.50	12-1-2016	137,792	551
Teekay Corporation	8.50	1-15-2020	5,625,000	5,688,281
Woodside Finance Limited 144A	8.75	3-1-2019	405,000	438,762

				8,927,851

Financials: 1.09%

Banks: 0.77%
ABN AMRO Bank NV 144A	4.80	4-18-2026	750,000	799,741
Banco del Estado de Chile 144A	3.88	2-8-2022	650,000	679,052
Corporación Andina de Fomento	4.38	6-15-2022	958,000	1,032,111
Nielsen Holding and Finance BV 144A	5.00	2-1-2025	875,000	905,625
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	415,000	427,450
Preferred Term Securities XII Limited (a)†	0.00	12-24-2033	635,000	0

				3,843,979

Diversified Financial Services: 0.32%
GE Capital International Funding Company	2.34	11-15-2020	527,000	529,498
Sensata Technologies BV 144A	6.25	2-15-2026	400,000	439,000
Tyco Electronics Group SA	3.50	2-3-2022	625,000	648,516

				1,617,014

Health Care: 1.94%

Pharmaceuticals: 1.94%
Valeant Pharmaceuticals International Incorporated 144A	5.50	3-1-2023	2,200,000	1,848,000
Valeant Pharmaceuticals International Incorporated 144A	5.50	11-1-2025	375,000	382,969

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2017	Wells Fargo Multi-Sector Income Fund	29

Security name	Interest rate	Maturity date	Principal	Value

Pharmaceuticals (continued)
Valeant Pharmaceuticals International Incorporated 144A	5.63%	12-1-2021	$700,000	$638,750
Valeant Pharmaceuticals International Incorporated 144A	5.88	5-15-2023	770,000	649,688
Valeant Pharmaceuticals International Incorporated 144A	6.13	4-15-2025	4,575,000	3,843,000
Valeant Pharmaceuticals International Incorporated 144A	6.38	10-15-2020	872,000	866,550
Valeant Pharmaceuticals International Incorporated 144A	6.50	3-15-2022	325,000	344,906
Valeant Pharmaceuticals International Incorporated 144A	6.75	8-15-2021	425,000	411,719
Valeant Pharmaceuticals International Incorporated 144A	7.00	3-15-2024	575,000	622,438
Valeant Pharmaceuticals International Incorporated 144A	7.25	7-15-2022	75,000	72,094
Valeant Pharmaceuticals International Incorporated 144A	7.50	7-15-2021	10,000	9,863

				9,689,977

Industrials: 0.87%

Commercial Services & Supplies: 0.54%
GFL Environmental Incorporated 144A	9.88	2-1-2021	500,000	531,875
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	2,050,000	2,157,625

				2,689,500

Machinery: 0.05%
Sensata Technologies BV 144A	5.00	10-1-2025	235,000	250,275

Professional Services: 0.12%
IHS Markit Limited 144A	4.75	2-15-2025	600,000	634,500

Road & Rail: 0.16%
Canadian Pacific Railway Company	4.50	1-15-2022	750,000	802,625

Materials: 0.98%

Containers & Packaging: 0.60%
Ardagh Packaging Finance plc 144A	4.25	9-15-2022	375,000	386,250
Ardagh Packaging Finance plc 144A	6.00	2-15-2025	1,700,000	1,804,125
Ardagh Packaging Finance plc 144A	7.25	5-15-2024	725,000	796,594

				2,986,969

Metals & Mining: 0.38%
ArcelorMittal SA	6.13	6-1-2025	275,000	317,204
Glencore Finance Canada Limited 144A	4.25	10-25-2022	750,000	793,069
Vale Overseas Limited	4.38	1-11-2022	750,000	782,100

				1,892,373

Telecommunication Services: 1.43%

Diversified Telecommunication Services: 1.31%
Intelsat Jackson Holdings SA	5.50	8-1-2023	5,775,000	4,930,406
Intelsat Luxembourg SA	7.75	6-1-2021	1,970,000	1,236,175
Virgin Media Finance plc 144A	6.38	4-15-2023	365,000	380,513

				6,547,094

Wireless Telecommunication Services: 0.12%
Globo Communicacoes Participacoes SA 144A	4.88	4-11-2022	595,000	621,775

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Multi-Sector Income Fund	Portfolio of investments—October 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Utilities: 0.14%

Electric Utilities: 0.14%
Comision Federal de Electricidad 144A	4.88%	5-26-2021	$650,000	$691,600

Total Yankee Corporate Bonds and Notes (Cost $47,572,502)				45,805,822

	Yield		Shares
Short-Term Investments: 5.13%

Investment Companies: 5.13%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.96		25,651,250	25,651,250

Total Short-Term Investments (Cost $25,651,250)				25,651,250

Total investments in securities (Cost $685,572,826)	136.53%	682,398,131
Other assets and liabilities, net	(36.53)	(182,574,101)

Total net assets	100.00%	$499,824,030

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(c)	Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

‡	Security is valued using significant unobservable inputs.

†	Non-income-earning security

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

@	Foreign bond principal is denominated in the local currency of the issuer.

%%	The security is issued on a when-issued basis.

<	All or a portion of the position represents an unfunded loan commitment. The rate represents the current interest rate if the loan is partially funded.

(p)	Issuer is undergoing bankruptcy proceedings.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities and unfunded loans.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment companies
Wells Fargo Government Money Market Fund Select Class	33,404,630	307,738,352	315,491,732	25,651,250	$0	$0	$182,315	$25,651,250	5.13%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2017	Wells Fargo Multi-Sector Income Fund	31

Assets
Investments in unaffiliated securities, at value (cost $659,921,576)	$656,746,881
Investments in affiliated securities, at value (cost $25,651,250)	25,651,250
Foreign currency, at value (cost $751,413)	743,694
Receivable for investments sold	1,729,680
Principal paydown receivable	53,390
Receivable for interest	8,527,137
Prepaid expenses and other assets	14,722

Total assets	693,466,754

Liabilities
Secured borrowing payable	187,000,000
Dividends payable	3,759,161
Payable for investments purchased	1,938,884
Advisory fee payable	322,368
Administration fee payable	29,306
Trustees’ fees and expenses payable	2,754
Accrued expenses and other liabilities	590,251

Total liabilities	193,642,724

Total net assets	$499,824,030

NET ASSETS CONSIST OF
Paid-in capital	$536,127,462
Overdistributed net investment income	(3,872,518)
Accumulated net realized losses on investments	(29,163,549)
Net unrealized losses on investments	(3,267,365)

Total net assets	$499,824,030

NET ASSET VALUE PER SHARE
Based on $499,824,030 divided by 34,939,684 shares issued and outstanding (100,000,000 shares authorized)	$14.31

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Multi-Sector Income Fund	Statement of operations—year ended October 31, 2017

Investment income
Interest (net of foreign withholding taxes of $424,991)	$45,196,946
Dividends	759,542
Income from affiliated securities	182,315

Total investment income	46,138,803

Expenses
Advisory fee	4,134,415
Administration fee	375,856
Custody and accounting fees	200,147
Professional fees	660,085
Shareholder report expenses	350,532
Trustees’ fees and expenses	22,883
Transfer agent fees	44,672
Interest expense	3,369,579
Other fees and expenses	47,219

Total expenses	9,205,388

Net investment income	36,933,415

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(19,670,600)
Foreign currency transactions	(1,341,773)

Net realized losses on investments	(21,012,373)
Net change in unrealized gains (losses) on investments	27,791,101

Net realized and unrealized gains (losses) on investments	6,778,728

Net increase in net assets resulting from operations	$43,712,143

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Multi-Sector Income Fund	33

	Year ended October 31, 2017	Year ended October 31, 2016

Operations
Net investment income	$36,933,415	$45,426,982
Net realized losses on investments	(21,012,373)	(11,124,183)
Net change in unrealized gains (losses) on investments	27,791,101	24,589,506

Net increase in net assets resulting from operations	43,712,143	58,892,305

Distributions to shareholders from
Net investment income	(26,702,083)	(40,758,130)
Tax basis return of capital	(19,927,206)	(6,993,269)

Total distributions to shareholders	(46,629,289)	(47,751,399)

Capital share transactions
Cost of shares repurchased	(88,098,943)	(11,526,575)

Net decrease in net assets resulting from capital share transactions	(88,098,943)	(11,526,575)

Total decrease in net assets	(91,016,089)	(385,669)

Net assets
Beginning of period	590,840,119	591,225,788

End of period	$499,824,030	$590,840,119

Overdistributed net investment income	$(3,872,518)	$(3,954,254)

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Multi-Sector Income Fund	Statement of cash flows—year ended October 31, 2017

Cash flows from operating activities:
Net increase in net assets resulting from operations	$43,712,143

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of securities	(342,715,078)
Proceeds from the sale of securities	456,454,916
Paydowns	12,496,512
Amortization	(1,236,857)
Proceeds from sale of short-term securities, net	7,753,380
Decrease in receivable for investments sold	1,190,692
Increase in principal paydown receivable	(46,236)
Decrease in receivable for interest	3,175,193
Increase in prepaid expenses and other assets	(2,400)
Decrease in payable for investments purchased	(5,385,654)
Decrease in advisory fee payable	(58,172)
Decrease in administration fee payable	(5,289)
Increase in trustees’ fees and expenses payable	1,477
Increase in accrued expenses and other liabilities	284,334
Litigation payments received	3,276
Net realized losses on investments	19,673,876
Net change in unrealized gains (losses) on investments	(27,798,812)

Net cash provided by operating activities	167,497,301

Cash flows from financing activities:
Decrease in secured borrowing payable	(33,000,000)
Cost of shares repurchased	(89,084,448)
Cash distributions paid	(46,694,393)

Net cash used in financing activities	(168,778,841)

Net decrease in cash	(1,281,540)

Cash (including foreign currency):
Beginning of period	$2,025,234

End of period	$743,694

Supplemental cash disclosure
Cash paid for interest	$3,285,061

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Multi-Sector Income Fund	35

(For a share outstanding throughout each period)

	Year ended October 31
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.35	$14.06	$16.10	$16.40	$17.01
Net investment income	0.97 [1]	1.08	1.10 [1]	1.14 [1]	1.18
Net realized and unrealized gains (losses) on investments	0.18	0.33	(1.98)	(0.24)	(0.59)

Total from investment operations	1.15	1.41	(0.88)	0.90	0.59
Distributions to shareholders from
Net investment income	(0.70)	(0.97)	(0.87)	(0.91)	(1.20)
Tax basis return of capital	(0.53)	(0.17)	(0.29)	(0.29)	0.00

Total distributions to shareholders	(1.23)	(1.14)	(1.16)	(1.20)	(1.20)
Anti-dilutive effect of shares repurchased	0.04	0.02	0.00	0.00	0.00
Net asset value, end of period	$14.31	$14.35	$14.06	$16.10	$16.40
Market value, end of period	$13.05	$12.66	$12.02	$14.19	$14.47
Total return based on market value[2]	13.07%	15.66%	(7.34)%	6.55%	(5.44)%
Ratios to average net assets (annualized)
Net expenses[3]	1.68%	1.39%	1.24%	1.21%	1.24%
Net investment income[3]	6.73%	7.94%	7.33%	6.95%	7.04%
Supplemental data
Portfolio turnover rate	38%	29%	31%	41%	40%
Net assets, end of period (000s omitted)	$499,824	$590,840	$591,226	$677,004	$689,573

Borrowings outstanding, end of period (000s omitted)	$187,000	$220,000	$230,000	$230,000	$230,000
Asset coverage per $1,000 of borrowing, end of period	$3,673	$3,686	$3,570	$3,944	$3,998

[1]	Calculated based upon average shares outstanding

[2]	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

[3]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended October 31, 2017	0.61%
Year ended October 31, 2016	0.44%
Year ended October 31, 2015	0.24%
Year ended October 31, 2014	0.07%
Year ended October 31, 2013	0.07%

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Multi-Sector Income Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Multi-Sector Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized

Notes to financial statements	Wells Fargo Multi-Sector Income Fund	37

foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Under a monthly distribution plan, the Fund pays distributions to shareholders at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

38	Wells Fargo Multi-Sector Income Fund	Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2017, the aggregate cost of all investments for federal income tax purposes was $690,427,638 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$29,575,706
Gross unrealized losses	(37,605,213)
Net unrealized losses	$(8,029,507)

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or the net asset value per share. The primary permanent differences causing such reclassifications are due to bond premiums, foreign currency transactions, and paydown losses. At October 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(86,701,155)	$(10,149,596)	$96,850,751

As of October 31, 2017, the Fund had capital loss carryforwards which consist of $10,706,157 in short-term capital losses and $13,671,135 in long-term capital losses.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Multi-Sector Income Fund	39

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$8,486,138	$0	$8,486,138

Asset-backed securities	0	3,178,298	700,000	3,878,298

Common stocks
Energy	194,876	0	0	194,876
Materials	932	0	0	932

Corporate bonds and notes	0	349,168,343	0	349,168,343

Foreign corporate bonds and notes	0	10,340,578	0	10,340,578

Foreign government bonds	0	122,141,469	0	122,141,469

Loans	0	72,727,606	20,926,735	93,654,341

Municipal obligations	0	45,286	0	45,286

Non-agency mortgage-backed securities	0	22,785,267	0	22,785,267

Rights
Utilities	0	245,531	0	245,531

Yankee corporate bonds and notes	0	45,798,529	7,293	45,805,822

Short-term investments
Investment companies	25,651,250	0	0	25,651,250
Total assets	$25,847,058	$634,917,045	$21,634,028	$682,398,131

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At October 31, 2017, the Fund had no material transfers between Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset-backed securities	Loans	Yankee corporate bonds and notes	Total
Balance as of October 31, 2016	$0	$5,626,538	$7,293	$5,633,831
Accrued discounts (premiums)	0	20,738	17,712	38,450
Realized gains (losses)	0	32,824	0	32,824
Change in unrealized gains (losses)	0	104,000	(17,712)	86,288
Purchases	700,000	21,772,445	0	22,472,445
Sales	0	(9,594,325)	0	(9,594,325)
Transfers into Level 3	0	5,015,790	0	5,015,790
Transfers out of Level 3	0	(2,051,275)	0	(2,051,275)
Balance as of October 31, 2017	$700,000	$20,926,735	$7,293	$21,634,028
Change in unrealized gains (losses) relating to securities still held at October 31, 2017	$0	$111,155	$(17,712)	$93,443

Loans and other asset-backed securities in the Level 3 table were valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

The yankee corporate bonds and notes in the Level 3 table represents two positions which were valued based on an analysis of the expected final distribution available to bondholders from asset sales.

40	Wells Fargo Multi-Sector Income Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”) is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.55% of the Fund’s average daily total assets. Total assets consist of net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.30% of the Fund’s average daily total assets. First International Advisors, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.10% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

Out-of-pocket reimbursements

During the year ended October 31, 2017, State Street Bank and Trust Company (“State Street’), the Fund’s custodian, reimbursed the Fund $20,366 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $9,019 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $2,645,781 and $27,657,338 in interfund purchases and sales, respectively, during the year ended October 31, 2017.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 shares with no par value. For the year ended October 31, 2017 and the year ended October 31, 2016, the Fund did not issue any shares.

On December 17, 2015, the Fund announced an open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund was authorized to repurchase up to 10% of its outstanding shares in open market transactions through December 16, 2016. The Fund’s Board of Trustees had delegated to Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. The Buyback Program ended at the close of business on December 16, 2016. During the year ended October 31, 2017, the Fund purchased 57,556 of its shares on the open market at a total cost of $729,188 (weighted average price per share of $12.65). The weighted average discount of these repurchased shares was 11.60%.

On May 11, 2017, the Fund’s tender offer to purchase up to 15% of its outstanding common shares expired. Through the tender offer, 18,987,662 common shares, or approximately 46% of the Fund’s common shares outstanding, were tendered. Because the total number of shares tendered exceeded the number of shares offered to purchase, all tendered shares were subject to proration in accordance with the terms of the offer to purchase. The Fund accepted 6,165,826 shares for cash payment at a price equal to 98% of the Fund’s net asset value per share effective as of the close of the regular trading session of the NYSE on May 12, 2017. Following the purchase of the tendered shares, the Fund had 34,939,684 common shares outstanding.

6. BORROWINGS

The Fund has borrowed $187 million through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $230 million with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived

Notes to financial statements	Wells Fargo Multi-Sector Income Fund	41

if the amount drawn on the Facility is over 75% of the committed amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing.

During the year ended October 31, 2017, the Fund had average borrowings outstanding of $203,183,562 at an average interest rate of 1.66% and paid interest in the amount of $3,369,579, which represents 0.61% of its average daily net assets.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2017 were $275,691,891 and $319,157,038, respectively.

As of October 31, 2017, the Fund had unfunded term loan commitments of $1,911,875.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 were as follows:

	Year ended October 31
	2017	2016
Ordinary income	$26,702,083	$40,758,130
Tax basis return of capital	19,927,206	6,993,269

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Unrealized losses	Capital loss carryforward
$(8,108,928)	$(24,377,292)

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2016, FASB issued Accounting Standard Update (“ASU”) No. 2016-15, Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. Management has evaluated the impact of adopting this ASU and determined that it will not result in any material changes to the disclosures in the financial statements. This ASU is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those financial years, with early adoption permitted.

In November 2016, FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230), Restricted Cash (a Consensus of the Emerging Issues Task Force), which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Amounts described as restricted cash and restricted cash equivalents should be included with the cash and cash equivalents in reconciling the beginning and end of period total amounts shown on the statement of cash flows. Management has evaluated the impact of adopting this ASU and determined that it will not result in any material changes to the disclosures in the financial statements. This ASU is effective for interim and annual reporting periods beginning after December 15, 2017.

11. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to shareholders:

Declaration date	Record date	Payable date	Per share amount
October 27, 2017	November 15, 2017	December 1, 2017	$0.10772
November 10, 2017	December 13, 2017	January 2, 2018	0.10770

These distributions are not reflected in the accompanying financial statements.

42	Wells Fargo Multi-Sector Income Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MULTI-SECTOR INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Multi-Sector Income Fund (the “Fund”), as of October 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Multi-Sector Income Fund as of October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2017

Other information (unaudited)	Wells Fargo Multi-Sector Income Fund	43

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 2.84% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $759,542 of income dividends paid during the fiscal year ended October 31, 2017 has been designated as qualified dividend income (QDI).

For the fiscal year ended October 31, 2017, $26,767,187 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2017. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

44	Wells Fargo Multi-Sector Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2020 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell* (Born 1953)	Trustee, since 2010, Governance Committee Chairman, effective 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Class II - Non-Interested Trustees to serve until 2018 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, effective 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Multi-Sector Income Fund	45

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Class III - Non-Interested Trustees to serve until 2019 Annual Meeting of Shareholders
Peter G. Gordon*** (Born 1942)	Trustee, from 2010 to 2017; Chairman, from 2010 to 2017	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Timothy J. Penny**** (Born 1951)	Trustee, since 2010; Chairman, effective 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson***** (Born 1959)	Trustee, effective 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2003	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock***** (Born 1959)	Trustee, effective 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Olivia Mitchell will become Chairman of the Governance Committee effective January 1, 2018.

**	Jane Freeman will become Chair Liaison effective January 1, 2018.

***	Peter Gordon will retire on December 31, 2017.

****	Timothy Penny will become Chairman effective January 1, 2018.

*****	James Polisson and Pamela Wheelock each will become a Trustee effective January 1, 2018.

46	Wells Fargo Multi-Sector Income Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

Other information (unaudited)	Wells Fargo Multi-Sector Income Fund	47

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Multi-Sector Income Fund (the “Fund”) must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”), (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management; and (iii) an investment sub-advisory agreement with First International Advisors, LLC (“FIA”), an affiliate of Funds Management. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with WellsCap and FIA (each, a “Sub-Adviser” and together, the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Advisers, and a description of Funds Management’s and the Sub-Advisers’ business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a custom peer group that included funds

48	Wells Fargo Multi-Sector Income Fund	Other information (unaudited)

selected by Broadridge Inc. (“Broadridge”) and additional funds that were determined by Funds Management to be similar to the Fund (the “Custom Peer Group”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge and Funds Management to select the funds in the Custom Peer Group and discussed the limitations inherent in the use of other peer groups. The Board noted that the performance of the Fund was higher than or in range of the average performance of the Custom Peer Group for all periods under review except the three- and five-year periods. The Board also noted that the performance of the Fund was higher than its benchmark, the Multi-Sector Income Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in the Custom Peer Group and in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Broadridge Group”, and together with the Custom Peer Group, the “Expense Groups”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge and Funds Management to select the funds in the Expense Groups, and an explanation from Broadridge of how funds comprising Broadridge expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratios of the Expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the Expense Groups at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rates for both Expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of the advisory fee between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and each Sub-Advisory Agreement Rate was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Advisers from providing services to the fund family as a whole, noting that the Sub-Advisers’ profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which there may be sharing with the Fund of potential economies of scale in the provision of advisory services to the Fund. The Board noted that, as is typical of closed-end funds, there are no breakpoints in

Other information (unaudited)	Wells Fargo Multi-Sector Income Fund	49

the Management Rate. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board concluded that the Fund’s fee waiver and expense arrangements constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by WellsCap and commissions earned by affiliated brokers from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable.

50	Wells Fargo Multi-Sector Income Fund	Automatic dividend reinvestment plan

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant

to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

List of abbreviations	Wells Fargo Multi-Sector Income Fund	51

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
INR	— Indian rupee
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

1-800-730-6001

Website: wellsfargofunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Certain material contained in this report may be considered marketing material and has been reviewed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

307197 12-17 AMSI/AR143 10-17

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Multi-Sector Income Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Multi-Sector Income Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended October 31, 2017	Fiscal year ended October 31, 2016
Audit fees	$54,322	$53,992
Audit-related fees	—	—
Tax fees (1)	4,150	3,945
All other fees	—	—

	$58,472	$57,937

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the Wells Fargo Multi-Sector Income Fund; (2) non-audit tax or compliance consulting or training services provided to the Wells Fargo Multi-Sector Income Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to Wells Fargo Multi-Sector Income Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Wells Fargo Multi-Sector Income Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The entire Board of Trustees is acting as the registrant’s audit committee. The following comprise the audit committee: William Ebsworth, Jane Freeman, Peter Gordon, Isaiah Harris, Jr., Judith Johnson, David Larcker, Olivia Mitchell, Timothy Penny, James G. Polisson, Michael Scofield and Pamela Wheelock.

ITEM 6. INVESTMENTS

Wells Fargo Multi-Sector Income Fund included a Summary Portfolio of Investments under Item 1. A Portfolio of Investments for Wells Fargo Multi-Sector Income Fund is filed under this Item.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST

ASSET ALLOCATION TRUST

WELLS FARGO GLOBAL DIVIDEND OPPORTUNITY FUND

WELLS FARGO INCOME OPPORTUNITIES FUND

WELLS FARGO MULTI-SECTOR INCOME FUND

WELLS FARGO UTILITIES & HIGH INCOME FUND

WELLS FARGO FUNDS MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

REVISED AS OF JANUARY 26, 2016

Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Advantage Global Dividend Opportunity Fund, Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, and Wells Fargo Advantage Utilities & High Income Fund (the “Trusts”) except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the “Funds”).

Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.

Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the proxy voting process.

Proxy Committee. The Funds Management Proxy Voting Committee (the “Proxy Committee”) shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall coordinate with Funds Management Risk and Compliance to monitor Institutional Shareholder Services (“ISS”), the proxy voting agent for Funds Management, to determine that ISS is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on proxy voting activity.

Meetings. The Proxy Committee shall convene as needed and when discretionary voting determinations need to be considered, and shall have the authority to act by vote of a majority of the Proxy Committee members available at that time. The Proxy Committee shall also meet at least annually to review the Procedures and shall coordinate with Funds Management Risk and Compliance to review the performance of ISS in exercising its proxy voting responsibilities.

Voting Discretion. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy item is forwarded by ISS to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Membership. The voting members of the Proxy Committee shall be Tom Biwer, Travis Keshemberg, Erik Sens, Aldo Ceccarelli and Melissa Duller. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member’s position on the Proxy Committee will automatically terminate.

Voting Policy. Proxies generally shall be voted in accordance with the recommendations of proxy advisor ISS. However, the following proxy items shall be referred to the Proxy Committee for case-by-case review and vote determination:

1.	Proxy items for meetings deemed of “high importance” where ISS opposes management recommendations

2.	Mutual fund proxies

The term “high importance” is defined as those items designated Proxy Level 6, 5, or 4 by ISS, which include proxy contests, mergers, capitalization proposals and anti-takeover defenses. (Further detail appears in Appendix A.)

The Proxy Committee may consult Fund sub-advisers on specific proxy voting issues as it deems appropriate or if a sub-adviser makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

Voting decisions made by the Proxy Committee will be reported to ISS to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.

Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Conflicts of Interest. Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods:

1.	instructing ISS to vote in accordance with the recommendation ISS makes to its clients;

2.	disclosing the conflict to the Board and obtaining their consent before voting;

3.	submitting the matter to the Board to exercise its authority to vote on such matter;

4.	engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy;

5.	consulting with outside legal counsel for guidance on resolution of the conflict of interest;

6.	erecting information barriers around the person or persons making voting decisions;

7.	voting in proportion to other shareholders (“mirror voting”); or

8.	voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders.

The Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

Funds Management may also have a conflict of interest regarding a proxy to be voted on if a member of the Board has an affiliation, directly or indirectly, with a public or private company (an “Identified Company”). Identified Companies include a Board member’s employer, as well as any company of which the Board member is a director or officer or a 5% or more shareholder. The Proxy Committee shall address such a conflict by instructing ISS to vote in accordance with the recommendation ISS makes to its clients.

Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at www.wellsfargo.com/advantagefunds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at www.wellsfargo.com/advantagefunds or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

1.	The name of the issuer of the portfolio security;

2.	The exchange ticker symbol of the portfolio security;

3.	The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

4.	The shareholder meeting date;

5.	A brief identification of the matter voted on;

6.	Whether the matter was proposed by the issuer or by a security holder;

7.	Whether the Fund cast its vote on the matter;

8.	How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

9.	Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

DEFINITION OF PROXY LEVELS

Proxy Level	Meetings with . . .	Examples of Proposals
6	Proxy Contests	Elect Directors (management slate) Elect Directors (opposition slate)

5	Significant Transactions	Mergers, acquisitions, reorgs, restructurings, spinoffs Issue shares in connection with acquisitions Sale/purchase of company assets Adjourn meeting to solicit additional votes

4	Capitalization Proposals & Antitakeover Defenses	Increase authorized shares New classes of stock Share repurchase programs Anti-takeover provisions (poison pills, NOL pills)

3	Compensation Proposals	Stock compensation & executive bonus plans Say on golden parachutes Say on pay/frequency ESOPs Stock option repricing

2	Shareholder Proposals	Require independent chair Classify/declassify board Proxy Access Majority vote standard Supermajority vote requirements Cumulative voting Right to call special meetings Right to act by written consent

1	Uncontested Director Elections and Routine Items	Elect directors Ratify auditors

APPENDIX B

TO

PROXY VOTING POLICIES AND PROCEDURES

Members of Funds Management Proxy Voting Committee

Thomas C. Biwer, CFA

Mr. Biwer has over 40 years of experience in finance and investments. He has served as an investment analyst, portfolio strategist, and corporate pension officer. He received B.S. and M.B.A. degrees from the University of Illinois and has earned the right to use the CFA designation.

Erik J. Sens, CFA

Mr. Sens has over 25 years of investment industry experience. He has served as an investment analyst and portfolio manager. He received undergraduate degrees in Finance and Philosophy from the University of San Francisco and has earned the right to use the CFA designation.

Travis L. Keshemberg, CFA

Mr. Keshemberg has over 20 years of experience in the investment industry. He has served as a overlay portfolio manager and investment consultant. He holds a Master’s Degree from the University of Wisconsin – Milwaukee and Bachelor’s degree from Marquette University. He has earned the right to use the CFA, CIPM and CIMA designations.

Aldo Ceccarelli, CFA

Mr. Ceccarelli has over 14 years of investment industry experience. He has served as a fixed income analyst and head of the Funds Management investments team. He earned his bachelor’s degree in business administration with an emphasis in economics from Santa Clara University and has earned the right to use the CFA designation.

Melissa Duller, CIMA

Ms. Duller has over 16 years of experience in the investment industry. She has served as an investment analyst and as a regional investment manager for high net worth individuals, personal trusts, and charitable foundations. She has earned the right to use the CIMA designation.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Christopher Y. Kauffman, CFA

Mr. Kauffman is a portfolio manager for the Wells Capital Management Fixed Income team. He joined WellsCap from Tattersall Advisory Group (TAG), where he served in a similar role since 2003. He began his investment industry career in 1997 as an investment officer for NISA Investment Advisors, where he was responsible for MBS analysis, risk assessment, and trading. He earned a bachelor’s degree in finance and economics and a master’s degree in business administration with an emphasis in finance from Washington University in St. Louis. He has earned the right to use the CFA designation and is a member of the St. Louis Society of Financial Analysts and the CFA Institute.

Michael Lee

Mr. Lee is a senior portfolio manager with the First International Advisors team at Wells Capital Management. Mike is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include the day-to-day management and implementation of portfolio strategies. He joined WellsCap from Evergreen Investments, where he served in a similar role since

1992. Prior to this, he worked at Northern Trust Co. Earlier, he held investment positions at JPMorgan Chase and National Westminster Bank. Michael began his investment industry career in 1982. He is a member of the U.K. Society of Investment Professionals.

Niklas Nordenfelt, CFA

Mr. Nordenfelt is currently managing director, senior portfolio manager with the Sutter High Yield Fixed Income team at Wells Capital Management. Niklas joined the Sutter High Yield Fixed Income team of Wells Capital Management in February 2003 as investment strategist. Niklas began his investment career in 1991 and has managed portfolios ranging from quantitative-based and tactical asset allocation strategies to credit driven portfolios. Previous to joining Sutter, Niklas was at Barclays Global Investors (BGI) from 1996-2002 where he was a principal. At BGI, he worked on their international and emerging markets equity strategies after having managed their asset allocation products. Prior to this, Niklas was a quantitative analyst at Fidelity and a portfolio manager and group leader at Mellon Capital Management. He earned a bachelor’s degree in economics from the University of California, Berkeley, and has earned the right to use the CFA designation.

Tony Norris

Mr. Norris is a managing director and senior portfolio manager with the First International Advisors team at Wells Capital Management. Tony is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include developing investment strategies, macro-portfolio allocation, portfolio positioning, and risk management. He joined WellsCap from Evergreen Investments, where he served in a similar role since 1990. Previously, he spent several years in banking, with particular emphasis on foreign exchange. Tony served in senior executive positions at Reserve Asset Managers and Gillett Brothers Fund Management. He began his investment industry career in 1967 at Wallace Brothers Bank. He is a member of the Society of Technical Analysts and is an associate of the International Federation of Technical Analysts.

Alex Perrin

Mr. Perrin is a senior portfolio manager with the First International Advisors team at Wells Capital Management. Alex is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include developing investment strategies, macro-portfolio allocation, portfolio positioning, and risk management. He joined First International Advisors in 1992. Alex earned a bachelor’s degree in mathematics and computer science from Hull University in the U.K. He is a member of the Society of Technical Analysts and an Associate Member of the U.K. Society of Investment Professionals.

Philip Susser

Mr. Susser is currently managing director, senior portfolio manager, and co-head of the Sutter High Yield Fixed Income team at Wells Capital Management. Philip joined the Sutter High Yield Fixed Income team as a senior research analyst in 2001. He has extensive research experience in the cable/satellite, gaming, hotels, restaurants, printing/publishing, telecom, REIT, lodging and distressed sectors. Philip’s investment experience began in 1995 spending three years as a securities lawyer at Cahill Gordon and Shearman & Sterling representing underwriters and issuers of high yield debt. Later, Philip evaluated venture investment opportunities for MediaOne Ventures before joining Deutsche Bank as a research analyst. He received his bachelor’s degree in economics from the University of Pennsylvania and his law degree from the University of Michigan Law School.

Christopher Wightman

Mr. Wightman is a senior portfolio manager with the First International Advisors team at Wells Capital Management. Chris is one of five senior members of the investment team that forms the Senior Strategy

Team. His responsibilities include macro-portfolio allocation, portfolio positioning, and risk management. He joined First International Advisors in 2011 from JP Morgan Chase, where he served as a senior investment manager specializing in global fixed income strategies. Earlier, Chris served as a senior fixed income trader at Fidelity International. He began his investment industry career in 1997 as a Graduate Analyst at Morgan Stanley. Chris earned a B.A. (Hons) in business studies at Staffordshire University (UK).

Peter Wilson

Mr. Wilson is a managing director and senior portfolio manager with the First International Advisors team at Wells Capital Management. Peter is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include macro-portfolio allocation, portfolio positioning, and risk management. He joined WellsCap from Evergreen Investments, where he served in a similar role since 1989. Previously, he served as treasurer and portfolio manager for Axe-Houghton, vice president at Bankers Trust in London and New York, and portfolio manager at Merchant Bankers Kleinwort Benson Ltd. Peter began his investment industry career in 1978 at international stockbrokers James Capel & Co. He was educated in Canada, Hong Kong, and England.

Noah Wise, CFA

Noah Wise is a portfolio manager for the Wells Capital Management Customized Fixed Income team. Noah joined Wells Capital Management in 2008 as a research analyst and later became a portfolio manager in 2013. Prior to joining WellsCap, Noah worked as a lead market maker for Interactive Brokers. He began his investment industry career as an intern for Capital Financial Services in 2001. Noah earned a bachelor’s degree in finance and a master’s degree in business administration with an emphasis in securities analysis from the University of Wisconsin, Madison. He has earned the right to use the CFA designation

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended October 31, 2017.

Niklas Nordenfelt
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	7	4	13
Total assets of above accounts (millions)	$2,858.2	$430.2	$1,508.0

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Philip Susser

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	7	4	13
Total assets of above accounts (millions)	$2,858.2	$430.2	$1,508.0

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Christopher Y. Kauffman

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	0	4
Total assets of above accounts (millions)	$4,052.47	$0	$319.93

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Tony Norris

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	12	6
Total assets of above accounts (millions)	$941.34	$921	$3,793

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	1
Total assets of above accounts (millions)	$0	$173	$620

Peter Wilson

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	12	6
Total assets of above accounts (millions)	$941.34	$921	$3,793

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	1
Total assets of above accounts (millions)	$0	$173	$620

Michael Lee

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	12	6
Total assets of above accounts (millions)	$941.34	$921	$3,793

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	1
Total assets of above accounts (millions)	$0	$173	$620

Alex Perrin

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	12	6
Total assets of above accounts (millions)	$941.34	$921	$3,793

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	1
Total assets of above accounts (millions)	$0	$173	$620

Christopher Wightman

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	12	6
Total assets of above accounts (millions)	$941.34	$921	$3,793

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	1
Total assets of above accounts (millions)	$0	$173	$620

Noah Wise

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	6	3	15
Total assets of above accounts (millions)	$2,4932.37	$1,622	$881

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

First International Advisors

First International Advisors’ Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, First International Advisors has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

First International Advisors Compensation. The compensation structure for First International Advisors’ Portfolio Managers includes a competitive fixed base salary plus variable incentives (First International Advisors utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3-and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of October 31, 2017

Niklas Nordenfelt	none
Philip Susser	none
Christopher Kauffman	none
Tony Norris	none
Peter Wilson	none
Michael Lee	none
Alex Perrin	none
Christopher Wightman	none
Noah Wise	none

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2016 to 11/30/2016	57,556	12.65	57,556	3,256,010
12/1/2016 to 12/31/2016	0	0	0	3,256,010
1/1/2017 to 1/31/2017	N/A	N/A	N/A	N/A
2/1/2017 to 2/28/2017	N/A	N/A	N/A	N/A
3/1/2017 to 3/31/2017	N/A	N/A	N/A	N/A

4/1/2017 to 4/30/17	N/A	N/A	N/A	N/A
5/1/2017 to 5/31/2017	6,165,826	14.17	6,165,826	0
6/1/2017 to 6/30/2017	N/A	N/A	N/A	N/A
7/1/2017 to 7/31/2017	N/A	N/A	N/A	N/A
8/1/2017 to 8/31/2017	N/A	N/A	N/A	N/A
9/1/2017 to 9/30/2017	N/A	N/A	N/A	N/A
10/1/2017 to 10/31/2017	N/A	N/A	N/A	N/A
Total	6,223,382	14.16	6,223,382	0

On December 17, 2015, the Fund announced an open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund was able to repurchase up to 10% of its outstanding shares within one year of December 17, 2015. The Buyback Program ended at the close of business on December 16, 2016

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that Wells Fargo Multi-Sector Income Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Multi-Sector Income Fund

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Multi-Sector Income Fund

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	December 21, 2017

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	December 21, 2017